                                                                    Exhibit 99.1

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[687,183,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-3

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                 JULY [6], 2005


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

     This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

     These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                                   TERM SHEET
                                 JULY [6], 2005
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-3
                          $[687,183,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                              EXPECTED    STATED
    CLASS      APPROX        COUPON      WAL (YRS)     PAYMENT WINDOW   PAYMENT    INTEREST    FINAL      FINAL
               SIZE ($)                  (CALL(4)/       (CALL(4)/       DELAY     ACCRUAL    MATURITY   MATURITY   EXPECTED RATINGS
                                         MATURITY)       MATURITY)                               (4)        (5)     (MOODY'S / S&P)
----------    -----------  -----------   ---------    ---------------   -------   ----------  ---------  ---------  ----------------
CLASS A-1A    164,870,000                             Information Not Provided Hereby                                   [Aaa]/[AAA]
CLASS A-1B     41,218,000                             Information Not Provided Hereby                                   [Aaa]/[AAA]
CLASS A-2A    161,396,000  LIBOR + [ ]   1.00 / 1.00     1-22/1-22        0       Actual/360   Apr-2007   Jun-2036      [Aaa]/[AAA]
                              (1), (2)
CLASS A-2B    152,464,000                             Information Not Provided Hereby                                   [Aaa]/[AAA]
CLASS A-3      57,772,000  LIBOR + [ ]   5.89 / 7.72    65-72/65-165      0       Actual/360   Jun-2011   Jun-2036        /[AAA]
                              (1), (2)
CLASS M-1      56,632,000  LIBOR + [ ]   4.30 / 4.69    39-72/39-129      0       Actual/360   Jun-2011   Jun-2036        /[AA]
                              (1), (3)
CLASS M-2      27,280,000  LIBOR + [ ]   4.19 / 4.48    38-72/38-107      0       Actual/360   Jun-2011   Jun-2036         /[A]
                              (1), (3)
CLASS M-3       5,179,000  LIBOR + [ ]   4.18 / 4.34    38-72/38-87       0       Actual/360   Jun-2011   Jun-2036        /[A-]
                              (1), (3)
CLASS B-1(6)    8,978,000  LIBOR + [ ]   4.14 / 4.19    37-72/37-81       0       Actual/360   Jun-2011   Jun-2036       /[BBB+]
                              (1), (3)
CLASS B-2(6)    5,179,000                             Information Not Provided Hereby                                    /[BBB]
CLASS B-3(6)    6,215,000                             Information Not Provided Hereby                                    /[BBB-]
TOTAL:        687,183,000

----------
     (1)  Subject to the related Available Funds Cap
     (2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-3 Certificates will increase to 2x its respective margin.
     (3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.
     (4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.
     (5)  Latest maturity date for any mortgage loan plus one year.
     (6) The Class B-1, Class B-2 and Class B-3 Certificates will be privately placed. All information presented herein with respect to the Class B-1, Class B-2 and Class B-3 Certificates is solely to assist your understanding of the Offered Certificates.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                   212-449-3659   scott_soltas@ml.com
Vince Mora                     212-449-1437   vince_morajr@ml.com
Charles Sorrentino             212-449-3659   charles_sorrentino@ml.com
Colin Sheen                    212-449-3659   colin_sheen@ml.com
Edgar Seah                     212-449-3659   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                    212-449-0752   matthew_whalen@ml.com
Paul Park                      212-449-6380   paul_park@ml.com
Tom Saywell                    212-449-2122   tom_saywell@ml.com
Alan Chan                      212-449-8140   alan_chan@ml.com
Fred Hubert                    212-449-5071   fred_hubert@ml.com
Alice Chu                      212-449-1701   alice_chu@ml.com
Sonia Lee                      212-449-5067   sonia_lee@ml.com
Oleg Saitskiy                  212-449-1901   oleg_saitskiy@ml.com
Keith Singletary               212-449-9431   keith_singletary@ml.com
Calvin Look                    212-449-5029   calvin_look@ml.com

MOODY'S
Michael Labuskes               212-553-2935   michael.labuskes@moodys.com

STANDARD & POOR'S
Justin Hansen                  212-438-7334   justin_hansen@standardandpoors.com

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES         Ownit, Mortgage Loan Asset-Backed Certificates Series 2005-3, consisting of:
                              Class A-1A and Class A-1B Certificates (collectively, the "Class A-1 Certificates"),
                              Class A-2A and Class A-2B Certificates (collectively , the "Class A-2 Certificates"),  Class A-3
                              Certificates (and together with the Class A-1 Certificates and Class A-2 Certificates, the "Class A
                              Certificates"),
                              Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"), and
                              Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")
                              The Class A Certificates, the Class M Certificates and Class B-1 Certificates are collectively known as the "Offered Certificates".  The Class M and Class B Certificates are collectively known as the
                              "Subordinate Certificates".

UNDERWRITER                   Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    OwnIt Mortgage Solutions Inc.

SERVICER                      Litton Loan Servicing LP

MASTER SERVICER               Wells Fargo Bank, N.A.

TRUSTEE                       HSBC Bank USA, N.A.

CUT-OFF DATE                  June 1, 2005

PRICING DATE                  On or about July [6], 2005

CLOSING DATE                  On or about July [14], 2005

DISTRIBUTION DATES            Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2005.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                              ("REMIC").

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

OPTIONAL TERMINATION          The Trustee will be required to effect an auction of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated
                              principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.  Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest on the Mortgage Loans, (ii)
                              any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $690,639,862 originated by OwnIt
                              Mortgage Solutions Inc. See the attached collateral descriptions for additional information on the
                              Initial Mortgage Loans.

                              The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or
                              Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or
                              Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or
                              Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE               Approximately [$687,183,000]

ADMINISTRATIVE FEES           Fees aggregating 52 bps per annum (payable monthly) on the stated principal balance of the
                              Mortgage Loans will be paid to the Servicer, the Master Servicer and the Trustee.

CREDIT ENHANCEMENTS           1.       Excess interest
                              2.       Over-Collateralization
                              3.       Subordination

EXCESS INTEREST               Excess interest cashflow will be available as credit enhancement.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial:  Approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the
                              Cut-Off Date
                              Target: 0.50% of the aggregate principal balance of the Mortgage Loans before stepdown, 1.00% of the current balance of the Mortgage Loans after stepdown
                              Floor:   0.50% of the aggregate principal balance as of the Cut-Off Date

                              (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION 1:                           CLASSES                         RATING (M/S)                       SUBORDINATION
                                           -------                         ------------                       -------------
                                   Class A-1 and Class A-2                   [Aaa/AAA]                          [24.72%]
                                          Class A-3                           [/AAA]                            [16.35%]
                                          Class M-1                            [/AA]                             [8.15%]
                                          Class M-2                            [/A]                              [4.20%]
                                          Class M-3                            [/A-]                             [3.45%]
                                          Class B-1                           [/BBB+]                            [2.15%]
                                          Class B-2                           [/BBB]                             [1.40%]
                                          Class B-3                           [/BBB-]                            [0.50%]

CLASS SIZES:                               CLASSES                         RATING (M/S)                        CLASS SIZES
                                           -------                         ------------                        -----------
                                   Class A-1 and Class A-2                   [Aaa/AAA]                          [75.28%]
                                          Class A-3                           [/AAA]                             [8.36%]
                                          Class M-1                            [/AA]                             [8.20%]
                                          Class M-2                            [/A]                              [3.95%]
                                          Class M-3                            [/A-]                             [0.75%]
                                          Class B-1                           [/BBB+]                            [1.30%]
                                          Class B-2                           [/BBB]                             [0.75%]
                                          Class B-3                           [/BBB-]                            [0.90%]

INTEREST ACCRUAL              For the Offered Certificates, interest will initially accrue from the Closing Date to (but excluding)
                              the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

(1) The subordination includes the initial over-collateralization level of approximately 0.50%.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

COUPON STEP UP                If the 10% optional termination does not occur on the first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAPS          Class A-1 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                              Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                              Class A-3 and Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds
                              Cap and the Class A-2 Available Funds Cap.

                              "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS                 The Certificates will each have the benefit of one of the three cap contracts as specified below:

                                                                                         BEGINNING               1ML STRIKE, UPPER
                              CLASS                          NUMBER OF MONTHS         DISTRIBUTION DATE                COLLAR
                              -----                          ----------------         -----------------          -----------------
                              Class A-1 Certificates                35                    July 2005                  [9.75 %]
                              Class A-2 Certificates                35                    July 2005                  [9.25 %]
                              Class A-3 and                         35                    July 2005                  [8.90 %]
                              Subordinate Certificates

                              Payments received on the related cap contract will be available to pay amounts to the holders of the
                              Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

SHORTFALL
REIMBURSEMENT                 If on any Distribution Date the pass-through rate for any class of Certificates is limited by the related Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (i) the related Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading, "1ML Strike,
                              Upper Collar", under the heading, "Cap Contracts" shown above), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

CASHFLOW PRIORITY             1.    Administrative Fees.
                              2.    Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class
                                    M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.
                              3.    Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                                    Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                              4.    Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore
                                    O/C to the required level.
                              5.    Excess interest to pay subordinate principal shortfalls.
                              6.    Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.
                              7.    Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                              Payments received on the related Cap Contracts will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.
     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially in such order.

     Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A and Class A-2B Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates in each case, until reduced to zero.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

           CLASS A                                     [32.70%*]
           CLASS M-1                                   [16.30%*]
           CLASS M-2                                   [  8.40%*]
           CLASS M-3                                   [  6.90%*]
           CLASS B-1                                   [  4.30%*]
           CLASS B-2                                   [  2.80%*]
           CLASS B-3                                   [  1.00%*]
           *includes overcollateralization

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i)    The Distribution Date is on or after the July 2008 Distribution Date;
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE                   The first Distribution Date on which the Required Percentage (i.e., the sum of the outstanding
CLASS PRINCIPAL               principal balance of the Subordinate Certificates and the O/C amount divided by the aggregate stated
DISTRIBUTION DATE             principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.
                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              32.70%
                              or
                              (15.85%+0.50%)*2

STEPDOWN LOSS TRIGGER         The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the
EVENT                         TO quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days
<PRELIMINARY AND SUBJECT      delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO
REVISION>                     Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding
                              Servicer Remittance Date, equals or exceeds the product of (i) [TBD %] and (ii) the required percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution
                              Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the
                              Required Loss Percentage shown below.

                              DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
                              ---------------------------          ------------------------
                              July 2008 - June 2009                [TBD %] with respect to July 2008, plus an additional 1/12th of
                                                                   [TBD %] for each month thereafter
                              July 2009 - June 2010                [TBD %] with respect to July 2009, plus an additional 1/12th of
                                                                   [TBD %] for each month thereafter
                              July 2010 - June 2011                [TBD %] with respect to July 2010, plus an additional 1/12th of
                                                                   [TBD %] for each month thereafter
                              July 2011 and thereafter             [TBD %]

CLASS A-1 TRIGGER EVENT       A Class A-1 Trigger Event is identical to a Step Down Loss Trigger Event provided that during the period from July 2005 - June 2008 a Required Loss Percentage of [TBD %] shall be in effect.

                                     <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS                    The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THESE COMPUTATIONAL MATERIALS. DO NOT USE OR RELY ON THE INFORMATION CONTAINED IN THESE COMPUTATIONAL MATERIALS IF YOU HAVE NOT RECEIVED OR REVIEWED THE IMPORTANT NOTICES SECTION. IF YOU HAVE NOT RECEIVED THE IMPORTANT NOTICES SECTION, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DESCRIBED HEREIN AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $690,639,862
Aggregate Original Principal Balance                                $690,854,801
Number of Mortgage Loans                                                3,840

                                    MINIMUM       MAXIMUM       AVERAGE (1)
                                    -------       -------       -----------
Original Principal Balance          $11,800      $924,000        $179,910
Outstanding Principal Balance       $11,796      $920,081        $179,854

                                    MINIMUM       MAXIMUM   WEIGHTED AVERAGE (2)
                                    -------       -------   --------------------
Original Term (mos)                   180            360             358
Stated remaining Term (mos)           179            360             357
Loan Age (mos)                          0              5               1
Current Interest Rate               4.125%        12.000%          6.737%
Initial Interest Rate Cap(4)        3.000%         3.000%          3.000%
Periodic Rate Cap(4)                1.000%         1.000%          1.000%
Gross Margin(4)                     3.125%         9.125%          5.554%
Maximum Mortgage Rate(4)           10.125%        16.125%         12.556%
Minimum Mortgage Rate(4)            4.125%        10.125%          6.556%
Months to Roll(4)                      19             60              26
Original Loan-to-Value              19.23%        100.00%          81.71%
Credit Score (3)                      526            814             650

                                                       EARLIEST         LATEST
                                                       --------         ------
Maturity Date                                         05/01/2020      06/01/2035

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                  95.40%
2nd Lien                                                                   4.60%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   97.12%
Second Home                                                                0.36%
Investment                                                                 2.52%

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                 5.64%
ARM                                                                       94.36%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          23.40%
Interest Only                                                             75.54%
Balloon                                                                    1.06%

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2004                                                                       0.06%
2005                                                                      99.94%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  70.96%
Refinance - Rate/Term                                                      3.68%
Refinance - Cashout                                                       25.36%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             75.50%
Planned Unit Development                                                  14.92%
Condominium                                                                7.78%
Two- to Four-Family                                                        1.79%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE RATES

                               NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF                      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL   PERCENT
MORTGAGE RATES                 LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC      IO
--------------                -------     -----------   ---------    -------    --------   ----------    -------    ------   ------
5.500% or less                     68    $ 19,044,211       2.76%     5.330%      677        $280,062     77.85%    93.24%   77.85%
5.501% to 6.000%                  638     154,360,207       22.35      5.887      664         241,944      79.26     91.61    84.09
6.001% to 6.500%                  940     212,275,133       30.74      6.310      653         225,825      79.48     84.92    85.93
6.501% to 7.000%                  746     148,498,710       21.50      6.807      651         199,060      80.86     66.45    79.72
7.001% to 7.500%                  321      56,423,099        8.17      7.308      629         175,773      83.01     69.29    70.51
7.501% to 8.000%                  271      40,019,711        5.79      7.802      618         147,674      84.81     70.98    59.21
8.001% to 8.500%                  148      18,353,347        2.66      8.313      621         124,009      90.87     81.61    44.18
8.501% to 9.000%                  127      11,627,318        1.68      8.803      629          91,554      95.84     79.75    32.85
9.001% to 9.500%                   78       4,869,805        0.71      9.310      651          62,433      98.81     71.20    15.42
9.501% to 10.000%                 119       6,471,308        0.94      9.929      662          54,381      99.47     59.31     2.66
10.001% to 10.500%                 51       2,695,637        0.39     10.322      643          52,856      97.63     64.22     0.00
10.501% to 11.000%                265      13,032,386        1.89     10.885      621          49,179      99.12     81.72     0.00
11.001% to 11.500%                 57       2,333,209        0.34     11.285      606          40,933      99.39     98.19     0.00
11.501% to 12.000%                 11         635,780        0.09     11.833      611          57,798     100.00     94.06     0.00
                                -----    ------------     -------     ------      ---        --------     ------    ------   ------
TOTAL:                          3,840    $690,639,862     100.00%     6.737%      650        $179,854     81.71%    79.99%   75.54%
                                =====    ============     =======     ======      ===        ========     ======    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.125% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.737% per annum.


REMAINING MONTHS TO STATED MATURITY

                                NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                  OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF                       MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
REMAINING TERMS (MONTHS)        LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC       IO
------------------------       --------   -----------   ----------  ---------   --------  -----------   --------   -------  --------
169 to 180                          163     $7,287,781     1.06%    10.318%       643       $ 44,710     99.17%    63.22%    0.00%
229 to 240                            2        130,469      0.02      7.965       715         65,235      95.85     83.01     0.00
349 to 360                        3,675    683,221,612     98.93      6.699       650        185,911      81.52     80.17    76.36
                                  -----   ------------   -------    -------       ---       --------     ------    ------   ------
TOTAL:                            3,840   $690,639,862   100.00%     6.737%       650       $179,854     81.71%    79.99%   75.54%
                                  =====   ============   =======    =======       ===       ========     ======    ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                 OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL    PERCENT
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC        IO
--------------------------    --------   -----------   ----------   --------   --------  -----------   --------    -------   -------
$50,000 or less                   401   $ 13,346,800       1.93%     10.184%     638        $33,284      97.89%     82.03%     0.75%
$50,001 to $100,000               759     58,432,482       8.46       7.979      636         76,986      88.02      86.36     30.83
$100,001 to $150,000              841    105,102,730      15.22       6.929      640        124,974      82.66      87.18     59.22
$150,001 to $200,000              600    104,440,096      15.12       6.586      643        174,067      80.88      87.06     71.53
$200,001 to $250,000              342     76,381,050      11.06       6.543      649        223,336      80.81      79.26     79.30
$250,001 to $300,000              274     75,461,314      10.93       6.458      650        275,406      80.46      75.72     86.60
$300,001 to $350,000              182     58,972,112       8.54       6.449      656        324,023      79.87      69.07     90.69
$350,001 to $400,000              153     57,337,882       8.30       6.472      658        374,757      80.60      70.87     90.99
$400,001 to $450,000              121     51,572,652       7.47       6.483      660        426,220      80.68      66.78     95.08
$450,001 to $500,000               67     31,857,213       4.61       6.297      657        475,481      79.75      68.71     96.93
$500,001 to $550,000               50     25,995,184       3.76       6.365      658        519,904      79.85      82.15     96.05
$550,001 to $600,000               25     14,495,449       2.10       6.219      669        579,818      80.50     100.00     95.87
$600,001 to $650,000               14      8,837,819       1.28       6.079      669        631,273      76.79     100.00    100.00
$650,001 to $700,000                2      1,388,500       0.20       6.562      670        694,250      79.92     100.00    100.00
$700,001 to $750,000                5      3,643,499       0.53       6.578      657        728,700      76.18     100.00    100.00
$750,001 to $800,000                1        760,000       0.11       6.375      681        760,000      80.00     100.00    100.00
$800,001 to $850,000                1        820,000       0.12       6.375      718        820,000      80.00     100.00    100.00
$850,001 to $900,000                1        875,000       0.13       5.750      704        875,000      70.00     100.00    100.00
$900,001 to $950,000                1        920,081       0.13       4.125      772        920,081      80.00     100.00      0.00
                                -----   ------------     ------       -----      ---       --------      -----      -----     -----
TOTAL:                          3,840   $690,639,862     100.00%      6.737%     650       $179,854      81.71%     79.99%    75.54%
                                =====   ============     ======       =====      ===       ========      =====      =====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,796 to approximately $920,081 and the average outstanding principal balance of the Mortgage Loans was approximately $179,854.


PRODUCT TYPES

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
PRODUCT TYPES                LOANS      OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-------------------------   --------   -----------   ----------   --------   --------  -----------   --------    -------   -------
20 Year Fixed Loans               2    $    130,469       0.02%      7.965%      715      $ 65,235       95.85%    83.01%     0.00%
30 Year Fixed Loans             514      31,531,133       4.57       9.648       645        61,345       95.71     79.29      3.60
2/28 LIBOR Loans              2,588     546,138,300      79.08       6.583       650       211,027       80.82     77.84     80.64
3/27 LIBOR Loans                380      65,208,034       9.44       6.454       649       171,600       81.50     90.29     73.49
5/25 LIBOR Loans                193      40,344,146       5.84       6.358       655       209,037       80.01     96.04     79.97
Balloon Loans                   163       7,287,781       1.06      10.318       643        44,710       99.17     63.22      0.00
                              -----    ------------     ------       -----       ---      --------       -----     -----     -----
TOTAL:                        3,840    $690,639,862     100.00%      6.737%      650      $179,854       81.71%    79.99%    75.54%
                              =====    ============     ======       =====       ===      ========       =====     =====     =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE              LOANS      OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-------------------------   --------    -----------    ----------  --------   --------  -----------   --------    -------    -------
Fully Amortizing               1,450    $161,613,681      23.40%     7.381%     641        $111,458     85.14%     81.27%      0.00%
Balloon                          163       7,287,781       1.06     10.318      643          44,710     99.17      63.22       0.00
60 Month Interest-Only         2,219     520,604,292      75.38      6.485      652         234,612     80.39      79.78     100.00
120 Month Interest-Only            8       1,134,109       0.16      7.788      645         141,764     88.33     100.00     100.00
                               -----    ------------     ------      -----      ---        --------     -----      -----      -----
TOTAL:                         3,840    $690,639,862     100.00%     6.737%     650        $179,854     81.71%     79.99%     75.54%
                               =====    ============     ======      =====      ===        ========     =====      =====      =====


ADJUSTMENT TYPE

                             NUMBER     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE              LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC        IO
-------------------------   --------   -----------  ----------   --------   --------  -----------   --------    -------    -------
ARM                           3,161   $651,690,479      94.36%     6.556%     650        $206,166    80.84%     80.21%    79.89%
Fixed Rate                      679     38,949,383       5.64      9.767      645          57,363    96.36      76.29      2.91
                              -----   ------------     ------      -----      ---        --------    -----      -----     -----
TOTAL:                        3,840   $690,639,862     100.00%     6.737%     650        $179,854    81.71%     79.99%    75.54%
                              =====   ============     ======      =====      ===        ========    =====      =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
GEOGRAPHIC                MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL      FULL     PERCENT
DISTRIBUTION               LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC        IO
------------              --------   ------------   ---------    --------  ---------   -----------    --------    -------    -------
Arizona                       182     $23,888,733     3.46%      6.952%        639      $131,257      81.92%      90.15%     70.94%
California                   1324     364,937,623     52.84       6.564        658       275,633       80.34       71.69      87.64
Colorado                      414      58,872,962      8.52       6.570        643       142,205       81.36       93.95      78.54
Florida                        80      13,865,415      2.01       6.869        652       173,318       81.36       76.16      62.38
Georgia                       157      18,235,621      2.64       7.203        638       116,150       83.93       81.80      71.52
Idaho                          86       8,347,660      1.21       6.970        639        97,066       82.22       86.18      54.52
Illinois                        2         131,766      0.02       7.935        615        65,883      100.00      100.00       0.00
Indiana                        26       2,213,709      0.32       7.754        616        85,143       91.11       97.29      18.99
Iowa                            7         590,010      0.09       7.654        625        84,287       86.55      100.00       0.00
Kansas                         22       3,527,674      0.51       6.599        655       160,349       80.56       93.15      67.01
Kentucky                       96       8,916,041      1.29       7.525        620        92,875       86.51       95.00      41.34
Maryland                        1         255,000      0.04       6.625        616       255,000       94.44      100.00     100.00
Michigan                       58       7,579,376      1.10       7.290        650       130,679       86.58       85.88      61.61
Minnesota                      48       7,519,065      1.09       6.825        642       156,647       82.30       76.96      63.53
Mississippi                     1          55,000      0.01       7.750        627        55,000      100.00      100.00     100.00
Missouri                       31       2,932,934      0.42       7.259        619        94,611       87.56       97.01       1.93
Nebraska                       10       1,021,152      0.15       7.171        644       102,115       85.57      100.00      32.51
Nevada                         33       7,680,509      1.11       6.653        647       232,743       79.04       84.36      77.02
North Carolina                 32       3,889,743      0.56       7.534        625       121,554       82.12       91.59      47.11
Ohio                          401      41,585,156      6.02       7.419        628       103,704       88.65       89.23      42.77
Oregon                        228      33,417,659      4.84       6.671        650       146,569       81.21       91.90      62.98
South Carolina                  8         889,191      0.13       7.564        673       111,149       86.87       66.26      68.70
Tennessee                      94       9,840,519      1.42       6.785        626       104,686       81.83      100.00      50.39
Utah                          110      12,161,430      1.76       6.766        650       110,558       82.40       84.39      52.89
Washington                    308      48,786,375      7.06       6.783        643       158,397       82.63       87.97      70.26
Wisconsin                      79       9,367,846      1.36       7.492        627       118,580       85.01       91.75      31.85
Wyoming                         2         131,694      0.02       7.087        615        65,847       83.87      100.00       0.00
                            -----    ------------   -------      ------        ---      --------      ------      ------     ------
TOTAL:                      3,840    $690,639,862   100.00%      6.737%        650      $179,854      81.71%      79.99%     75.54%
                            =====    ============   =======      ======        ===      ========      ======      ======     ======

No more than approximately 0.74% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                               NUMBER      AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                 OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL             MORTGAGE      BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
LOAN-TO-VALUE RATIOS           LOANS      OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
--------------------          --------   ------------   ----------   --------  -------   -----------   --------   ------    --------
50.00% or less                    34       $4,757,288       0.69%     6.807%      605     $139,920     41.93%     69.32%    63.79%
50.01% to 55.00%                  13        2,610,011        0.38      6.460      604      200,770      52.86      85.50     68.72
55.01% to 60.00%                  11        2,318,970        0.34      6.313      603      210,815      57.32     100.00     61.23
60.01% to 65.00%                  32        5,783,478        0.84      6.628      610      180,734      63.23      85.61     61.88
65.01% to 70.00%                  67       17,968,512        2.60      6.457      618      268,187      68.52      87.05     80.57
70.01% to 75.00%                 135       33,037,534        4.78      6.514      643      244,722      74.01      77.68     82.63
75.01% to 80.00%               2,214      473,259,463       68.52      6.394      657      213,758      79.92      76.24     83.50
80.01% to 85.00%                 132       26,477,617        3.83      6.920      613      200,588      84.35      96.65     67.30
85.01% to 90.00%                 224       43,352,311        6.28      7.194      636      193,537      89.63      91.89     68.30
90.01% to 95.00%                 131       22,524,688        3.26      7.198      640      171,944      94.60      99.47     66.74
95.01% to 100.00%                847       58,549,991        8.48      9.160      641       69,126      99.88      84.88     21.33
                               -----     ------------     -------     ------      ---     --------     ------     ------    ------
TOTAL:                         3,840     $690,639,862     100.00%     6.737%      650     $179,854     81.71%     79.99%    75.54%
                               =====     ============     =======     ======      ===     ========     ======     ======    ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.23% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.60% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.23%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.80%.

LOAN PURPOSE

                             NUMBER     AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
LOAN PURPOSE                 LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
--------------------        --------   ------------  ----------    --------    -------   -----------   --------   ------    --------
Purchase                      2,863    $490,066,601     70.96%      6.714%       659       $171,172     82.19%    75.61%    76.61%
Refinance - Cashout             834     175,129,761      25.36       6.754       628        209,988      80.24     90.01     73.64
Refinance - Rate Term           143      25,443,501       3.68       7.069       620        177,927      82.57     95.39     68.03
                              -----    ------------    -------      ------       ---       --------     ------    ------    ------
TOTAL:                        3,840    $690,639,862    100.00%      6.737%       650       $179,854     81.71%    79.99%    75.54%
                              =====    ============    =======      ======       ===       ========     ======    ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


PROPERTY TYPE

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED     AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PROPERTY TYPE                       LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
-------------                     --------   -----------  ----------  --------    --------  -----------  --------  -------  -------
Single Family                       2,917   $521,439,569      75.50%    6.737%         648   $178,759     81.80%    79.97%   74.54%
Planned Unit Development              536    103,071,363       14.92     6.651         649    192,297      81.13     86.63    79.92
Condominium                           339     53,735,754        7.78     6.869         657    158,513      82.24     75.53    78.60
Two- to Four-Family                    48     12,393,176        1.79     6.891         676    258,191      80.51     44.86    68.11
                                    -----   ------------     -------    ------         ---   --------     ------    ------   ------
TOTAL:                              3,840   $690,639,862     100.00%    6.737%         650   $179,854     81.71%    79.99%   75.54%
                                    =====   ============     =======    ======         ===   ========     ======    ======   ======


DOCUMENTATION

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION                       LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
-------------                     --------   -----------  ----------  --------    --------  -----------  --------  -------  -------
Full Documentation                  2,714   $451,456,915      65.37%    6.676%         640   $166,344      82.13%  100.00%   74.19%
No Income Verification                584    118,065,503       17.10     7.106         695    202,167       80.40     0.00    75.43
Full Documentation - Bank
Statements                            453    100,979,736       14.62     6.638         637    222,913       81.45   100.00    80.76
Limited Income Verification            89     20,137,709        2.92     6.457         670    226,266       81.29     0.00    80.40
                                    -----   ------------     -------    ------         ---   --------      ------   ------   ------
TOTAL:                              3,840   $690,639,862     100.00%    6.737%         650   $179,854      81.71%   79.99%   75.54%
                                    =====   ============     =======    ======         ===   ========      ======   ======   ======


OCCUPANCY

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                           LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
---------                         --------  ------------  ----------  --------    --------  -----------  --------  -------  -------
Primary                             3,723   $670,782,086      97.12%    6.727%        649    $180,172      81.69%   79.94%   75.95%
Investment                            103     17,374,969        2.52     7.126        669     168,689       81.85    79.61    60.78
Second Home                            14      2,482,807        0.36     6.756        643     177,343       85.80    94.67    68.69
                                    -----   ------------     -------    ------        ---    --------      ------   ------   ------
TOTAL:                              3,840   $690,639,862     100.00%    6.737%        650    $179,854      81.71%   79.99%   75.54%
                                    =====   ============     =======    ======        ===    ========      ======   ======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOANS AGE SUMMARY

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE                MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
(MONTHS)                            LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
------------------                -------- -------------  ----------  --------    --------  -----------  --------  -------  -------
0                                     876   $146,145,108      21.16%    6.952%        650    $166,832      82.23%   77.60%   78.86%
1                                   1,262    190,524,059       27.59     7.052        647     150,970       82.65    80.51    70.40
2                                   1,567    324,943,750       47.05     6.513        651     207,367       81.07    79.75    77.10
3                                     129     28,269,499        4.09     6.064        648     219,143       79.88    91.70    75.11
4                                       3        327,028        0.05     8.279        621     109,009       84.46    38.84    77.97
5                                       3        430,418        0.06     7.024        623     143,473       88.57   100.00    78.17
                                    -----   ------------     -------    ------        ---    --------      ------   ------   ------
TOTAL:                              3,840   $690,639,862     100.00%    6.737%        650    $179,854      81.71%   79.99%   75.54%
                                    =====   ============     =======    ======        ===    ========      ======   ======    =====


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.


ORIGINAL PREPAYMENT PENALTY TERM

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT               MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PENALTY TERM                        LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
-------------------               --------  ------------  ----------  --------    --------  -----------  --------  -------  -------
None                                  579    $62,523,421      9.05%     7.681%        641    $107,985     85.19%    79.10%   55.59%
6 Months                               16      3,111,202       0.45      6.362        658     194,450      79.38     92.23    73.11
12 Months                             167     46,537,309       6.74      6.637        658     278,667      81.03     78.05    84.18
24 Months                           2,240    435,814,671      63.10      6.663        651     194,560      81.11     77.47    78.47
36 Months                             837    142,374,258      20.61      6.591        644     170,101      82.28     88.41    72.53
60 Months                               1        279,000       0.04      6.500        688     279,000      88.57    100.00   100.00
                                    -----   ------------    -------     ------        ---    --------     ------    ------   ------
TOTAL:                              3,840   $690,639,862    100.00%     6.737%        650    $179,854     81.71%    79.99%   75.54%
                                    =====   ============    =======     ======        ===    ========     ======    ======   ======


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES                       LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
----------                        -------   ------------  ---------   --------    --------   --------     ------   ------   ------
526 to 550                             53     $8,561,931      1.24%     7.247%         542   $161,546     76.04%   96.17%   60.46%
551 to 575                            196     36,331,156       5.26      7.290         564    185,363      79.10    93.35    64.31
576 to 600                            353     54,251,464       7.86      7.253         589    153,687      80.90    94.54    66.74
601 to 625                            954    150,398,239      21.78      6.851         613    157,650      82.75    97.38    71.37
626 to 650                            802    136,002,815      19.69      6.736         639    169,580      82.47    85.54    78.19
651 to 675                            561    108,206,960      15.67      6.576         662    192,882      81.85    80.35    81.16
676 to 700                            397     81,408,119      11.79      6.522         687    205,058      81.63    64.43    80.33
701 to 725                            230     49,307,777       7.14      6.434         712    214,382      80.89    51.53    79.15
726 to 750                            163     34,778,637       5.04      6.436         736    213,366      81.19    46.79    77.37
751 to 775                             85     20,653,458       2.99      6.385         763    242,982      80.93    49.39    75.13
776 to 800                             40      9,642,709       1.40      6.571         786    241,068      80.75    44.28    81.50
801 to 814                              6      1,096,596       0.16      6.733         810    182,766      84.95    59.88    70.48
                                    -----   ------------    -------     ------         ---   --------     ------   ------   ------
TOTAL:                              3,840   $690,639,862    100.00%     6.737%         650   $179,854     81.71%   79.99%   75.54%
                                    =====   ============    =======     ======         ===   ========     ======   ======   ======


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 526 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS                       LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING   LTV        DOC      IO
----------------                  -------   ------------  ---------   --------    --------  ---------    -------  -------   ------
3.001% to 3.500%                        2     $1,081,481      0.17%     4.685%         740   $540,740     80.74%  100.00%   14.92%
3.501% to 4.000%                        4        954,329       0.15      5.000         715    238,582      79.28   100.00    79.20
4.001% to 4.500%                       63     17,398,201       2.67      5.422         670    276,162      77.69    94.23    82.18
4.501% to 5.000%                      651    155,645,291      23.88      5.903         663    239,086      79.36    91.24    84.02
5.001% to 5.500%                      938    212,129,559      32.55      6.311         653    226,151      79.47    84.94    86.34
5.501% to 6.000%                      723    145,239,145      22.29      6.804         652    200,884      80.95    66.38    80.42
6.001% to 6.500%                      311     54,802,888       8.41      7.300         629    176,215      82.91    68.63    70.25
6.501% to 7.000%                      245     37,845,939       5.81      7.794         618    154,473      84.53    69.17    62.04
7.001% to 7.500%                      109     15,376,026       2.36      8.299         611    141,064      90.10    78.82    52.54
7.501% to 8.000%                       85      8,500,508       1.30      8.764         607    100,006      94.60    87.08    43.37
8.001% to 8.500%                       21      1,941,241       0.30      9.248         610     92,440      97.97    88.18    38.69
8.501% to 9.000%                        7        654,531       0.10      9.842         589     93,504      97.27    81.83    26.28
9.001% to 9.500%                        2        121,339       0.02     10.125         585     60,670     100.00   100.00     0.00
                                    -----   ------------    -------     ------         ---   --------     ------   ------   ------
TOTAL:                              3,161   $651,690,479    100.00%     6.556%         650   $206,166     80.84%   80.21%   79.89%
                                    =====   ============    =======     ======         ===   ========     ======   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.125% per annum to 9.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.554% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.f

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES                      LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING   LTV        DOC      IO
------------------                -------   ------------  ---------   -------     --------  -----------  --------  ------   ------
11.500% or less                        68    $19,044,211      2.92%    5.330%          677   $280,062     77.85%   93.24%   77.85%
11.501% to 12.000%                    638    154,360,207      23.69     5.887          664    241,944      79.26    91.61    84.09
12.001% to 12.500%                    938    211,737,234      32.49     6.309          653    225,733      79.48    84.88    86.14
12.501% to 13.000%                    731    146,587,465      22.49     6.806          652    200,530      80.93    66.15    80.64
13.001% to 13.500%                    316     55,652,943       8.54     7.306          629    176,117      83.02    69.09    70.91
13.501% to 14.000%                    247     37,942,025       5.82     7.801          618    153,611      84.68    70.20    61.78
14.001% to 14.500%                    109     15,241,426       2.34     8.308          611    139,830      90.08    78.64    52.13
14.501% to 15.000%                     84      8,407,858       1.29     8.790          606    100,094      94.83    88.37    42.75
15.001% to 15.500%                     21      1,941,241       0.30     9.248          610     92,440      97.97    88.18    38.69
15.501% to 16.000%                      7        654,531       0.10     9.842          589     93,504      97.27    81.83    26.28
16.001% to 16.500%                      2        121,339       0.02    10.125          585     60,670     100.00   100.00     0.00
                                    -----   ------------    -------     ------         ---   --------     ------   ------   ------
TOTAL:                              3,161   $651,690,479    100.00%     6.556%         650   $206,166     80.84%   80.21%   79.89%
                                    =====   ============    =======     ======         ===   ========     ======   ======   ======


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 16.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.556% per annum.



NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
NEXT RATE                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE                     LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING   LTV        DOC      IO
---------------                   -------   ------------  ---------   --------    --------  ---------    -------   ------   ------
January 2007                            3       $430,418      0.07%     7.024%         623   $143,473     88.57%  100.00%   78.17%
February 2007                           2        255,000       0.04      8.534         639    127,500      84.31    21.57   100.00
March 2007                            106     23,911,348       3.67      6.056         648    225,579      80.23    91.58    75.98
April 2007                          1,281    271,719,957      41.69      6.534         651    212,116      81.03    77.15    78.37
May 2007                              708    141,006,614      21.64      6.736         645    199,162      80.62    78.95    80.44
June 2007                             488    108,814,963      16.70      6.618         651    222,981      80.63    75.14    87.57
February 2008                           1         72,028       0.01      7.375         556     72,028      85.00   100.00     0.00
March 2008                             13      2,161,257       0.33      6.322         632    166,251      80.32    93.78    57.12
April 2008                            190     33,117,380       5.08      6.387         649    174,302      81.72    91.60    70.43
May 2008                              102     17,081,368       2.62      6.565         643    167,464      81.85    92.46    73.87
June 2008                              74     12,776,000       1.96      6.495         658    172,649      80.67    83.36    84.08
March 2010                              9      2,163,333       0.33      5.817         661    240,370      75.29    92.40    84.65
April 2010                             90     19,521,545       3.00      6.378         652    216,906      80.52    96.42    73.02
May 2010                               53      9,775,743       1.50      6.443         656    184,448      79.40    95.19    77.09
June 2010                              41      8,883,525       1.36      6.353         661    216,671      80.69    97.05    97.29
                                    -----   ------------    -------     ------         ---   --------     ------   ------   ------
TOTAL:                              3,161   $651,690,479    100.00%     6.556%         650   $206,166     80.84%   80.21%   79.89%
                                    =====   ============    =======     ======         ===   ========     ======   ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


Aggregate Outstanding Principal Balance                             $273,743,868
Aggregate Original Principal Balance                                $273,876,127
Number of Mortgage Loans                                                2,365


                                         MINIMUM                   MAXIMUM               AVERAGE (1)
                                         -------                   -------               -----------
Original Principal Balance               $11,800                   $486,400               $115,804
Outstanding Principal Balance            $11,796                   $486,400               $115,748


                                         MINIMUM                   MAXIMUM          WEIGHTED AVERAGE (2)
                                         -------                   -------          --------------------
Original Term (mos)                        180                        360                    356
Stated remaining Term (mos)                179                        360                    355
Loan Age (mos)                              0                          5                      1
Current Interest Rate                     5.000%                    11.990%                7.089%
Initial Interest Rate Cap(4)              3.000%                    3.000%                 3.000%
Periodic Rate Cap(4)                      1.000%                    1.000%                 1.000%
Gross Margin(4)                           3.190%                    9.125%                 5.822%
Maximum Mortgage Rate(4)                 11.000%                    16.125%                12.829%
Minimum Mortgage Rate(4)                  5.000%                    10.125%                6.829%
Months to Roll(4)                           19                        60                     27
Original Loan-to-Value                    19.23%                    100.00%                83.11%
Credit Score (3)                           526                        814                    634


                                             EARLIEST                LATEST
                                            ----------             ----------
Maturity Date                               05/01/2020             06/01/2035


                                   PERCENT OF MORTGAGE
LIEN POSITION                              POOL
-------------                      -------------------
1st Lien                                  93.11%
2nd Lien                                   6.89%

                                   PERCENT OF MORTGAGE
OCCUPANCY                                  POOL
---------                          -------------------
Primary                                   93.60%
Second Home                                0.77%
Investment                                 5.64%

LOAN TYPE                          PERCENT OF MORTGAGE
                                           POOL
---------                          -------------------
Fixed Rate                                 8.92%
ARM                                       91.08%


                                   PERCENT OF MORTGAGE
AMORTIZATION TYPE                          POOL
-----------------                  -------------------
Fully Amortizing                          39.82%
Interest Only                             58.22%
Balloon                                    1.96%

                                   PERCENT OF MORTGAGE
YEAR OF ORIGINATION                        POOL
-------------------                -------------------

2004                                       0.16%
2005                                      99.84%


                                   PERCENT OF MORTGAGE
LOAN PURPOSE                               POOL
------------                       -------------------

Purchase                                  51.14%
Refinance - Rate/Term                      7.62%
Refinance - Cashout                       41.23%


                                   PERCENT OF MORTGAGE
PROPERTY TYPE                              POOL
-------------                      -------------------

Single Family                             78.52%
Planned Unit Development                  12.51%
Condominium                                7.05%
Two- to Four-Family                        1.92%



(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE RATES

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES                      LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
--------------                    --------  ------------  ----------  --------    --------  -----------  --------  -------  -------
5.500% or less                         23     $4,187,601       1.53%     5.377%        677   $182,070      72.71%   80.99%   52.57%
5.501% to 6.000%                      253     38,139,818      13.93      5.904         649    150,750      77.68    93.28    65.96
6.001% to 6.500%                      469     66,803,215      24.40      6.337         645    142,438      79.49    92.90    74.96
6.501% to 7.000%                      466     66,188,633      24.18      6.800         632    142,036      80.95    87.30    66.55
7.001% to 7.500%                      224     29,194,058      10.66      7.316         624    130,331      83.86    87.11    54.06
7.501% to 8.000%                      232     28,052,291      10.25      7.795         612    120,915      86.14    81.92    49.25
8.001% to 8.500%                      123     12,816,545       4.68      8.331         615    104,200      90.60    84.78    36.24
8.501% to 9.000%                      108      8,984,682       3.28      8.796         619     83,191      96.08    89.56    32.26
9.001% to 9.500%                       67      3,741,181       1.37      9.306         643     55,839      98.67    74.62    20.08
9.501% to 10.000%                      92      3,912,693       1.43      9.922         653     42,529      99.38    69.93     0.00
10.001% to 10.500%                     40      1,597,549       0.58     10.360         635     39,939      99.31    60.95     0.00
10.501% to 11.000%                    212      8,201,889       3.00     10.899         621     38,688      99.81    83.83     0.00
11.001% to 11.500%                     49      1,647,776       0.60     11.253         608     33,628      99.73    97.44     0.00
11.501% to 12.000%                      7        275,936       0.10     11.793         595     39,419     100.00    86.31     0.00
                                    -----   ------------     ------      -----         ---   --------      -----    -----    -----
TOTAL:                              2,365   $273,743,868     100.00%     7.089%        634   $115,748      83.11%   88.17%   58.22%
                                    =====   ============     ======      =====         ===   ========      =====    =====    =====


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 11.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.089% per annum.



REMAINING MONTHS TO STATED MATURITY

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE  PERCENT
RANGE OF                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
REMAINING TERMS (MONTHS)            LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
------------------------          --------   -----------  ----------  --------    --------  -----------  -------- -------   -------
169 to 180                            141     $5,361,617       1.96%    10.290%        645    $38,026      99.75%   67.07%    0.00%
229 to 240                              2        130,469       0.05      7.965         715     65,235      95.85    83.01     0.00
349 to 360                          2,222    268,251,782      97.99      7.025         634    120,725      82.77    88.59    59.41
                                    -----   ------------     ------      -----         ---   --------      -----    -----    -----
TOTAL:                              2,365   $273,743,868     100.00%     7.089%        634   $115,748      83.11%   88.17%   58.22%
                                    =====   ============     ======      =====         ===   ========      =====    =====    =====



As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE        MORTGAGE     BALANCE    MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL   PERCENT
LOAN PRINCIPAL BALANCES             LOANS    OUTSTANDING    POOL       COUPON      SCORE    OUTSTANDING   LTV        DOC      IO
--------------------------        --------  ------------  ----------  ---------   --------  -----------  --------  ------- -------
$50,000 or less                       400    $13,296,823       4.86%    10.185%        638    $33,242      97.93%   82.34%    0.75%
$50,001 to $100,000                   675     51,598,401      18.85      7.654         634     76,442      86.68    89.33    34.92
$100,001 to $150,000                  796     99,900,514      36.49      6.778         639    125,503      81.80    88.36    62.30
$150,001 to $200,000                  224     38,070,852      13.91      6.738         626    169,959      80.53    92.33    65.45
$200,001 to $250,000                  128     28,593,994      10.45      6.756         633    223,391      81.60    86.72    71.28
$250,001 to $300,000                   86     23,652,774       8.64      6.710         625    275,032      80.72    88.46    77.96
$300,001 to $350,000                   46     14,855,124       5.43      6.696         621    322,937      79.30    86.75    82.40
$350,001 to $400,000                    8      2,868,988       1.05      6.563         686    358,623      83.18    62.45    74.30
$400,001 to $450,000                    1        420,000       0.15      6.500         682    420,000      80.00     0.00   100.00
$450,001 to $500,000                    1        486,400       0.18      7.500         700    486,400      95.00   100.00   100.00
                                    -----   ------------     ------      -----         ---   --------      -----    -----    -----
TOTAL:                              2,365   $273,743,868     100.00%     7.089%        634   $115,748      83.11%   88.17%   58.22%
                                    =====   ============     ======      =====         ===   ========      =====    =====    =====


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,796 to approximately $486,400 and the average outstanding principal balance of the Mortgage Loans was approximately $115,748.


PRODUCT TYPES

                                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES                       LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC      IO
-------------                     --------  ------------  ----------  ---------   --------  -----------  --------  -------  -------
20 Year Fixed Loans                     2       $130,469       0.05%     7.965%        715    $65,235      95.85%   83.01%    0.00%
30 Year Fixed Loans                   394     18,926,021       6.91      9.604         634     48,036      95.25    85.88     3.98
2/28 LIBOR Loans                    1,443    193,380,453      70.64      6.905         630    134,013      82.01    87.70    62.82
3/27 LIBOR Loans                      265     36,556,637      13.35      6.617         643    137,950      82.15    92.06    66.17
5/25 LIBOR Loans                      120     19,388,671       7.08      6.465         650    161,572      79.41    93.58    66.74
Balloon Loans                         141      5,361,617       1.96     10.290         645     38,026      99.75    67.07     0.00
                                    -----   ------------     ------      -----         ---   --------      -----    -----    -----
TOTAL:                              2,365   $273,743,868     100.00%     7.089%        634   $115,748      83.11%   88.17%   58.22%
                                    =====   ============     ======      =====         ===   ========      =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          Group I Collateral Summary
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE           LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing            1,162  $109,009,021      39.82%    7.471%      629     $93,812     85.02%    87.43%    0.00%
Balloon                       141     5,361,617       1.96    10.290       645      38,026     99.75     67.07     0.00
60 Month Interest-Only      1,056   158,620,721      57.94     6.713       637     150,209     81.19     89.33   100.00
120 Month Interest-Only         6       752,509       0.27     8.113       631     125,418     92.55    100.00   100.00
TOTAL:                      2,365  $273,743,868     100.00%    7.089%      634    $115,748     83.11%    88.17%   58.22%


ADJUSTMENT TYPE

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                           OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE           LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                         1,828  $249,325,761    91.08%      6.829%      634    $136,393     81.83%    88.80%   63.62%
Fixed Rate                    537    24,418,107     8.92       9.746       637      45,471     96.24     81.73     3.08
TOTAL:                      2,365  $273,743,868   100.00%      7.089%      634    $115,748     83.11%    88.17%   58.22%


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          Group I Collateral Summary
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
GEOGRAPHIC               MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
DISTRIBUTION              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Arizona                       133   $13,862,551     5.06%      7.104%     642     $104,230      83.08%   91.71%   63.99%
California                    360    61,627,893    22.51       6.874      630      171,189      78.83    81.78    73.59
Colorado                      285    31,215,707    11.40       6.855      642      109,529      82.75    93.16    72.28
Florida                        48     5,928,115     2.17       7.387      641      123,502      79.96    63.37    55.88
Georgia                       137    13,978,886     5.11       7.277      631      102,036      84.22    88.71    63.98
Idaho                          79     7,007,416     2.56       6.993      637       88,701      82.38    88.52    56.07
Illinois                        2       131,766     0.05       7.935      615       65,883     100.00   100.00     0.00
Indiana                        25     2,043,820     0.75       7.723      614       81,753      90.38    97.06    20.57
Iowa                            7       590,010     0.22       7.654      625       84,287      86.55   100.00     0.00
Kansas                         20     2,200,274     0.80       7.085      626      110,014      84.88    89.02    47.11
Kentucky                       91     7,768,007     2.84       7.526      624       85,363      87.02    94.26    34.71
Maryland                        1       255,000     0.09       6.625      616      255,000      94.44   100.00   100.00
Michigan                       50     5,427,091     1.98       7.423      656      108,542      88.59    80.29    54.00
Minnesota                      34     4,798,101     1.75       7.057      626      141,121      82.75    82.76    54.63
Mississippi                     1        55,000     0.02       7.750      627       55,000     100.00   100.00   100.00
Missouri                       29     2,589,659     0.95       7.390      618       89,299      88.56    96.62     2.19
Nebraska                        9       862,152     0.31       6.857      652       95,795      82.90   100.00    20.07
Nevada                         11     1,841,834     0.67       6.836      651      167,439      75.74    80.12    66.88
North Carolina                 30     3,148,390     1.15       7.481      614      104,946      83.24    89.61    40.37
Ohio                          373    35,677,580    13.03       7.533      627       95,650      89.52    90.52    38.59
Oregon                        175    22,080,513     8.07       6.803      645      126,174      81.22    90.82    60.21
South Carolina                  7       649,191     0.24       7.772      633       92,742      89.41    90.76    57.13
Tennessee                      83     7,581,461     2.77       6.889      625       91,343      81.47   100.00    49.84
Utah                           94     8,881,337     3.24       6.882      648       94,482      82.29    81.61    52.23
Washington                    210    26,540,921     9.70       6.972      633      126,385      83.31    91.36    60.32
Wisconsin                      69     6,869,499     2.51       7.823      628       99,558      86.23    92.64    26.10
Wyoming                         2       131,694     0.05       7.087      615       65,847      83.87   100.00     0.00
TOTAL:                      2,365  $273,743,868   100.00%      7.089%     634     $115,748      83.11%   88.17%   58.22%

No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          Group I Collateral Summary
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL        MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less               32      $4,382,288    1.60%      6.715%      606      $136,946     41.46%   75.25%   60.69%
50.01% to 55.00%             10       1,733,670    0.63       6.484       613       173,367     53.49    90.51    65.24
55.01% to 60.00%              9       1,493,970    0.55       6.424       589       165,997     57.11   100.00    39.83
60.01% to 65.00%             27       3,989,023    1.46       6.567       620       147,742     63.23    89.16    53.74
65.01% to 70.00%             46       7,813,281    2.85       6.697       603       169,854     68.17    79.22    58.07
70.01% to 75.00%             88      13,968,364    5.10       6.635       622       158,731     73.65    81.85    64.84
75.01% to 80.00%          1,071     141,526,119   51.70       6.537       641       132,144     79.86    86.79    67.77
80.01% to 85.00%            104      16,650,237    6.08       7.213       607       160,098     84.24    96.36    55.42
85.01% to 90.00%            167      24,459,936    8.94       7.411       634       146,467     89.51    88.96    58.94
90.01% to 95.00%            101      16,161,831    5.90       7.022       645       160,018     94.65    99.72    68.58
95.01% to 100.00%           710      41,565,149   15.18       9.119       635        58,542     99.95    89.15    20.73
TOTAL:                    2,365    $273,743,868  100.00%      7.089%      634      $115,748     83.11%   88.17%   58.22%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.23% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.89% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.98%.


LOAN PURPOSE

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                  1,550    $140,000,153   51.14%      7.289%      644      $90,323     85.32%    86.84%   52.74%
Refinance - Cashout         684     112,875,493   41.23       6.846       624      165,023     80.56     88.67    63.82
Refinance - Rate Term       131      20,868,222    7.62       7.062       623      159,299     82.13     94.38    64.69
TOTAL:                    2,365    $273,743,868  100.00%      7.089%      634     $115,748     83.11%    88.17%   58.22%


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


PROPERTY TYPE

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                          --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family              1,857    $214,942,759    78.52%     7.096%      632     $115,747     83.04%    88.20%   56.68%
Planned Unit Development     283      34,245,205    12.51      6.968       638      121,008     83.14     91.93    65.12
Condominium                  197      19,301,275     7.05      7.208       647       97,976     84.52     87.46    65.98
Two- to Four-Family           28       5,254,629     1.92      7.128       656      187,665     80.83     64.99    47.56
                          --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                     2,365    $273,743,868   100.00%     7.089%      634     $115,748     83.11%    88.17%   58.22%
                          ========  ============    ========  ========  ===========  ========  =======  ========  =======


DOCUMENTATION

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
DOCUMENTATION             LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation        1,818    $207,455,176    75.78%     7.052%      628     $114,112     83.39%   100.00%   58.84%
Full Documentation -
Bank Statements             252      33,896,459    12.38      6.978       632      134,510     83.32    100.00    60.15
No Income Verification      250      25,778,468     9.42      7.616       678      103,114     81.17      0.00    50.18
Limited Income
Verification                 45       6,613,766     2.42      6.763       666      146,973     80.87      0.00    60.21
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                    2,365    $273,743,868   100.00%     7.089%      634     $115,748     83.11%    88.17%   58.22%
                         ========  ============    ========  ========  ========  ===========  ========  =======  =======


OCCUPANCY

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
OCCUPANCY                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                   2,253    $256,211,309    93.60%     7.084%      632     $113,720     83.18%    88.62%   57.89%
Investment                   99      15,436,752     5.64      7.211       662      155,927     81.79     79.82    63.05
Second Home                  13       2,095,807     0.77      6.734       656      161,216     85.03     93.69    62.91
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                    2,365    $273,743,868   100.00%     7.089%      634     $115,748     83.11%    88.17%   58.22%
                         ========  ============    ========  ========  ========  ===========  ========  =======  =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------



MORTGAGE LOANS AGE SUMMARY

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE       MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
(MONTHS)                  LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
0                           530    $53,441,007     19.52%     7.491%      635     $100,832     84.40%    85.91%   59.46%
1                           865      89,253,253    32.60      7.334       634      103,183     83.97     86.03    56.81
2                           900     121,469,930    44.37      6.781       633      134,967     82.13     90.65    58.26
3                            65       9,022,233     3.30      6.430       636      138,804     79.72     88.44    63.46
4                             2         127,028     0.05      7.537       587       63,514     91.49    100.00    43.30
5                             3         430,418     0.16      7.024       623      143,473     88.57    100.00    78.17
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                    2,365    $273,743,868   100.00%     7.089%      634     $115,748     83.11%    88.17%   58.22%
                         ========  ============  ==========  ========  ========  ===========  ========  =======  =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.


ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT      MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
PENALTY TERM              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                        476     $37,399,742    13.66%     7.989%      633      $78,571     87.33%    87.35%   41.89%
6 Months                     14       1,783,802     0.65      6.785       625      127,414     83.83     86.46    53.11
12 Months                    52       9,601,706     3.51      6.876       638      184,648     80.44     86.42    67.98
24 Months                 1,225     146,657,660    53.57      7.020       632      119,721     81.99     87.10    60.63
36 Months                   598      78,300,957    28.60      6.821       638      130,938     83.50     90.80    60.42
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
TOTAL:                    2,365    $273,743,868   100.00%     7.089%      634     $115,748     83.11%    88.17%   58.22%
                         ========  ============  ==========  ========  ========  ===========  ========  =======  =======


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          Group I Collateral Summary
--------------------------------------------------------------------------------


CREDIT SCORES

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
CREDIT SCORES             LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
526 to 550                   42      $5,259,919    1.92%     7.644%       543     $125,236    73.17%   100.00%   38.34%
551 to 575                  150      21,921,253     8.01      7.525       565      146,142     78.68     94.97    49.11
576 to 600                  250      28,905,266    10.56      7.447       590      115,621     81.38     95.75    52.40
601 to 625                  673      74,696,335    27.29      7.149       612      110,990     84.48     97.24    57.36
626 to 650                  527      59,119,560    21.60      7.033       638      112,181     84.24     91.44    61.50
651 to 675                  310      35,799,478    13.08      6.865       662      115,482     83.08     81.14    64.50
676 to 700                  190      21,794,236     7.96      6.792       687      114,707     84.15     70.84    60.26
701 to 725                  108      13,204,341     4.82      6.730       712      122,262     83.44     65.57    63.37
726 to 750                   70       8,094,879     2.96      6.658       735      115,641     83.29     52.98    56.42
751 to 775                   26       2,505,378     0.92      6.923       759       96,361     86.95     80.49    58.12
776 to 800                   15       2,045,564     0.75      6.620       788      136,371     77.89     51.49    63.19
801 to 814                    4         397,661     0.15      7.272       809       99,415     93.64    100.00    83.71
                          -----    ------------  -------     ------       ---     --------    ------    ------   ------
TOTAL:                    2,365    $273,743,868  100.00%     7.089%       634     $115,748    83.11%    88.17%   58.22%
                          =====    ============  =======     ======       ===     ========    ======    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 526 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 634.



GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
GROSS MARGINS             LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.001% to 3.500%              1        $161,400    0.06%     7.875%       560     $161,400    84.99%   100.00%  100.00%
3.501% to 4.000%              2         278,450     0.11      5.000       670      139,225     77.54    100.00   100.00
4.001% to 4.500%             21       3,909,151     1.57      5.404       678      186,150     72.37     79.64    49.19
4.501% to 5.000%            266      39,813,552    15.97      5.947       649      149,675     77.99     93.03    66.63
5.001% to 5.500%            465      66,136,680    26.53      6.338       644      142,229     79.41     92.83    74.73
5.501% to 6.000%            447      63,883,593    25.62      6.798       633      142,916     81.14     87.39    67.92
6.001% to 6.500%            218      28,521,283    11.44      7.314       624      130,832     83.86     87.24    54.42
6.501% to 7.000%            207      25,920,609    10.40      7.787       611      125,220     85.88     80.71    51.16
7.001% to 7.500%             93      10,931,731     4.38      8.311       608      117,545     90.23     83.24    42.22
7.501% to 8.000%             79       7,224,201     2.90      8.758       610       91,446     95.46     89.79    38.29
8.001% to 8.500%             21       1,941,241     0.78      9.248       610       92,440     97.97     88.18    38.69
8.501% to 9.000%              6         482,531     0.19      9.830       591       80,422     96.30     75.35     0.00
9.001% to 9.500%              2         121,339     0.05     10.125       585       60,670    100.00    100.00     0.00
                          -----    ------------  -------     ------       ---     --------    ------    ------   ------
TOTAL:                    1,828    $249,325,761  100.00%     6.829%       634     $136,393    81.83%    88.80%   63.62%
                          =====    ============  =======     ======       ===     ========    ======    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.190% per annum to 9.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.822% per annum.



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          Group I Collateral Summary
--------------------------------------------------------------------------------


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
MORTGAGE RATES            LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less              23      $4,187,601    1.68%     5.377%       677     $182,070     72.71%   80.99%   52.57%
11.501% to 12.000%          253      38,139,818    15.30      5.904       649      150,750      77.68    93.28    65.96
12.001% to 12.500%          468      66,697,316    26.75      6.337       644      142,516      79.49    92.89    75.08
12.501% to 13.000%          453      64,648,588    25.93      6.798       633      142,712      81.10    86.99    68.13
13.001% to 13.500%          221      28,821,952    11.56      7.314       623      130,416      83.85    87.38    54.37
13.501% to 14.000%          210      26,356,694    10.57      7.794       611      125,508      86.01    81.10    51.46
14.001% to 14.500%           93      10,797,131     4.33      8.325       608      116,098      90.20    83.03    41.50
14.501% to 15.000%           78       7,131,551     2.86      8.789       609       91,430      95.74    91.34    37.48
15.001% to 15.500%           21       1,941,241     0.78      9.248       610       92,440      97.97    88.18    38.69
15.501% to 16.000%            6         482,531     0.19      9.830       591       80,422      96.30    75.35     0.00
16.001% to 16.500%            2         121,339     0.05     10.125       585       60,670     100.00   100.00     0.00
                          -----    ------------  -------     ------       ---     --------     ------   ------   ------
TOTAL:                    1,828    $249,325,761  100.00%     6.829%       634     $136,393     81.83%   88.80%   63.62%
                          =====    ============  =======     ======       ===     ========     ======   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.829% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
NEXT RATE                MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE           LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
January 2007                  3        $430,418    0.17%     7.024%       623     $143,473     88.57%  100.00%   78.17%
February 2007                 1          55,000     0.02      7.750       627       55,000     100.00   100.00   100.00
March 2007                   51       6,829,660     2.74      6.464       631      133,915      80.48    89.59    65.10
April 2007                  708      93,817,100    37.63      6.849       629      132,510      82.11    89.92    58.59
May 2007                    443      59,739,251    23.96      6.996       630      134,852      81.78    85.29    65.26
June 2007                   237      32,509,024    13.04      6.990       635      137,169      82.33    85.14    69.84
February 2008                 1          72,028     0.03      7.375       556       72,028      85.00   100.00     0.00
March 2008                    8       1,144,979     0.46      6.525       637      143,122      78.96    88.26    52.17
April 2008                  130      18,028,492     7.23      6.542       645      138,681      82.70    93.33    61.16
May 2008                     78      10,844,189     4.35      6.661       639      139,028      81.78    92.85    73.45
June 2008                    48       6,466,950     2.59      6.758       648      134,728      81.81    87.76    71.15
March 2010                    5       1,014,033     0.41      5.955       669      202,807      74.74    83.78    67.26
April 2010                   57       9,254,181     3.71      6.476       652      162,354      80.90    92.45    51.65
May 2010                     32       4,612,832     1.85      6.569       645      144,151      78.79    97.42    69.64
June 2010                    26       4,507,625     1.81      6.448       644      173,370      78.03    94.19    94.65
                          -----    ------------  -------     ------       ---     --------     ------   ------   ------
TOTAL:                    1,828    $249,325,761  100.00%     6.829%       634     $136,393     81.83%   88.80%   63.62%
                          =====    ============  =======     ======       ===     ========     ======   ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $416,895,994
Aggregate Original Principal Balance                                $416,978,674
Number of Mortgage Loans                                                1,475

                                                    MINIMUM                         MAXIMUM                  AVERAGE(1)
                                                    -------                         -------                  ----------
Original Principal Balance                          $50,000                        $924,000                  $282,697
Outstanding Principal Balance                       $49,977                        $920,081                  $282,641

                                                    MINIMUM                         MAXIMUM                  WEIGHTED AVERAGE(2)
                                                    -------                         -------                  --------------------
Original Term (mos)                                   180                             360                            359
Stated remaining Term (mos)                           179                             360                            358
Loan Age (mos)                                         0                               4                              1
Current Interest Rate                               4.125%                          12.000%                        6.506%
Initial Interest Rate Cap(4)                        3.000%                          3.000%                         3.000%
Periodic Rate Cap(4)                                1.000%                          1.000%                         1.000%
Gross Margin(4)                                     3.125%                          8.875%                         5.387%
Maximum Mortgage Rate(4)                            10.125%                         15.875%                        12.387%
Minimum Mortgage Rate(4)                            4.125%                          9.875%                         6.387%
Months to Roll(4)                                     20                              60                             25
Original Loan-to-Value                              47.06%                          100.00%                        80.79%
Credit Score (3)                                      531                             813                            660

                                                                                    EARLIEST                        LATEST
                                                                                    --------                        ------
Maturity Date                                                                      05/01/2020                     06/01/2035

LIEN POSITION                PERCENT OF MORTGAGE POOL        YEAR OF ORIGINATION              PERCENT OF MORTGAGE POOL
-------------                ------------------------        -------------------              ------------------------
1st Lien                                        96.89%       2005                                               100.00%
2nd Lien                                         3.11%

OCCUPANCY                    PERCENT OF MORTGAGE POOL        LOAN PURPOSE                     PERCENT OF MORTGAGE POOL
---------                    ------------------------        ------------                     ------------------------
Primary                                         99.44%       Purchase                                            83.97%
Second Home                                      0.09%       Refinance - Rate/Term                                1.10%
Investment                                       0.46%       Refinance - Cashout                                 14.93%

LOAN TYPE                    PERCENT OF MORTGAGE POOL        PROPERTY TYPE                    PERCENT OF MORTGAGE POOL
---------                    ------------------------        -------------                    ------------------------
Fixed Rate                                       3.49%       Single Family                                       73.52%
ARM                                             96.51%       Planned Unit Development                            16.51%
                                                             Condominium                                          8.26%
AMORTIZATION TYPE            PERCENT OF MORTGAGE POOL        Two- to Four-Family                                  1.71%
-----------------            ------------------------
Fully Amortizing                                12.62%
Interest Only                                   86.92%
Balloon                                          0.46%


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                         LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------                         -----   -----------      ----      ------     -----   -----------    ---       ---       --
5.500% or less                             45   $14,856,610       3.56%    5.317%     677       $330,147    79.30%   96.69%   84.97%
5.501% to 6.000%                          385   116,220,389      27.88     5.881      668        301,871    79.78    91.06    90.04
6.001% to 6.500%                          471   145,471,918      34.89     6.297      657        308,858    79.48    81.25    90.96
6.501% to 7.000%                          280    82,310,077      19.74     6.814      667        293,965    80.80    49.70    90.32
7.001% to 7.500%                           97    27,229,041       6.53     7.299      634        280,712    82.10    50.19    88.15
7.501% to 8.000%                           39    11,967,419       2.87     7.818      632        306,857    81.69    45.35    82.53
8.001% to 8.500%                           25     5,536,802       1.33     8.270      634        221,472    91.48    74.28    62.56
8.501% to 9.000%                           19     2,642,637       0.63     8.825      662        139,086    95.03    46.42    34.85
9.001% to 9.500%                           11     1,128,624       0.27     9.326      680        102,602    99.30    59.87     0.00
9.501% to 10.000%                          27     2,558,615       0.61     9.938      676         94,764    99.60    43.06     6.72
10.001% to 10.500%                         11     1,098,088       0.26    10.267      653         99,826    95.19    68.98     0.00
10.501% to 11.000%                         53     4,830,497       1.16    10.861      620         91,141    97.94    78.12     0.00
11.001% to 11.500%                          8       685,433       0.16    11.361      603         85,679    98.58   100.00     0.00
11.501% to 12.000%                          4       359,844       0.09    11.864      623         89,961   100.00   100.00     0.00
                                        -----       -------       ----    ------      ---         ------   ------   ------     ----
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.125% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.506% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------------               -----   -----------      ----      ------     -----   -----------    ---       ---       --
169 to 180                                 22    $1,926,164       0.46%   10.395%     637        $87,553    97.56%   52.49%    0.00%
349 to 360                              1,453   414,969,830      99.54     6.488      660        285,595    80.71    74.72    87.32
                                        -----   -----------      -----     -----      ---        -------    -----    -----    -----
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES                LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------                -----   -----------      ----      ------     -----   -----------    ---       ---       --
$50,000 or less                             1       $49,977       0.01%    9.750%     651        $49,977    87.69%    0.00%    0.00%
$50,001 to $100,000                        84     6,834,081       1.64    10.431      650         81,358    98.15    63.93     0.00
$100,001 to $150,000                       45     5,202,216       1.25     9.835      666        115,605    99.28    64.48     0.00
$150,001 to $200,000                      376    66,369,244      15.92     6.499      652        176,514    81.08    84.04    75.01
$200,001 to $250,000                      214    47,787,056      11.46     6.416      659        223,304    80.34    74.79    84.09
$250,001 to $300,000                      188    51,808,540      12.43     6.343      662        275,577    80.34    69.90    90.55
$300,001 to $350,000                      136    44,116,988      10.58     6.366      667        324,390    80.06    63.11    93.48
$350,001 to $400,000                      145    54,468,894      13.07     6.467      657        375,648    80.46    71.31    91.87
$400,001 to $450,000                      120    51,152,652      12.27     6.483      660        426,272    80.69    67.33    95.04
$450,001 to $500,000                       66    31,370,813       7.52     6.279      656        475,315    79.51    68.23    96.88
$500,001 to $550,000                       50    25,995,184       6.24     6.365      658        519,904    79.85    82.15    96.05
$550,001 to $600,000                       25    14,495,449       3.48     6.219      669        579,818    80.50   100.00    95.87
$600,001 to $650,000                       14     8,837,819       2.12     6.079      669        631,273    76.79   100.00   100.00
$650,001 to $700,000                        2     1,388,500       0.33     6.562      670        694,250    79.92   100.00   100.00
$700,001 to $750,000                        5     3,643,499       0.87     6.578      657        728,700    76.18   100.00   100.00
$750,001 to $800,000                        1       760,000       0.18     6.375      681        760,000    80.00   100.00   100.00
$800,001 to $850,000                        1       820,000       0.20     6.375      718        820,000    80.00   100.00   100.00
$850,001 to $900,000                        1       875,000       0.21     5.750      704        875,000    70.00   100.00   100.00
$900,001 to $950,000                        1       920,081       0.22     4.125      772        920,081    80.00   100.00     0.00
                                        -----  ------------     ------     -----      ---       --------    -----   ------    -----
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,977 to approximately $920,081 and the average outstanding principal balance of the Mortgage Loans was approximately $282,641.

PRODUCT TYPES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------                          -----   -----------      ----      ------     -----   -----------    ---       ---       --
30 Year Fixed Loans                       120   $12,605,112       3.02%    9.712%     662       $105,043    96.39%   69.39%    3.03%
2/28 LIBOR Loans                        1,145   352,757,847      84.62     6.406      660        308,085    80.17    72.43    90.41
3/27 LIBOR Loans                          115    28,651,396       6.87     6.246      656        249,143    80.67    88.04    82.82
5/25 LIBOR Loans                           73    20,955,475       5.03     6.260      661        287,061    80.56    98.32    92.21
Balloon Loans                              22     1,926,164       0.46    10.395      637         87,553    97.56    52.49     0.00
                                        -----  ------------     ------    ------      ---       --------    -----    -----    -----
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                        LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------                        -----   -----------      ----      ------     -----   -----------    ---       ---       --
Fully Amortizing                          288   $52,604,660      12.62%    7.194%     666       $182,655    85.39%   68.51%    0.00%
Balloon                                    22     1,926,164       0.46    10.395      637         87,553    97.56    52.49     0.00
60 Month Interest-Only                  1,163   361,983,570      86.83     6.385      659        311,250    80.04    75.60   100.00
120 Month Interest-Only                     2       381,600       0.09     7.145      671        190,800    80.00   100.00   100.00
                                        -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====   ======   ======

ADJUSTMENT TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                        LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------                        -----   -----------      ----      ------     -----   -----------    ---       ---       --
ARM                                     1,333  $402,364,718      96.51%    6.387%     660       $301,849    80.22%   74.89%   89.96%
Fixed Rate                                142    14,531,276       3.49     9.803      658        102,333    96.54    67.15     2.63
                                        -----  ------------     ------     -----      ---       --------    -----    -----    -----
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====    =====    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
GEOGRAPHIC                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION                           LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------                           -----   -----------      ----      ------     -----   -----------    ---       ---       --
Arizona                                    49   $10,026,182       2.40%    6.741%     635       $204,616    80.31%   87.99%   80.54%
California                                964   303,309,730      72.75     6.501      664        314,637    80.65    69.64    90.50
Colorado                                  129    27,657,255       6.63     6.249      643        214,397    79.80    94.85    85.61
Florida                                    32     7,937,300       1.90     6.481      660        248,041    82.41    85.71    67.24
Georgia                                    20     4,256,735       1.02     6.958      660        212,837    83.00    59.10    96.29
Idaho                                       7     1,340,243       0.32     6.850      651        191,463    81.40    73.94    46.37
Indiana                                     1       169,889       0.04     8.125      637        169,889   100.00   100.00     0.00
Kansas                                      2     1,327,400       0.32     5.793      702        663,700    73.40   100.00   100.00
Kentucky                                    5     1,148,034       0.28     7.522      597        229,607    83.00   100.00    86.17
Michigan                                    8     2,152,285       0.52     6.955      635        269,036    81.52   100.00    80.81
Minnesota                                  14     2,720,963       0.65     6.416      670        194,355    81.51    66.74    79.23
Missouri                                    2       343,275       0.08     6.277      627        171,637    80.00   100.00     0.00
Nebraska                                    1       159,000       0.04     8.875      602        159,000   100.00   100.00   100.00
Nevada                                     22     5,838,675       1.40     6.595      646        265,394    80.08    85.70    80.22
North Carolina                              2       741,353       0.18     7.757      668        370,677    77.36   100.00    75.71
Ohio                                       28     5,907,576       1.42     6.733      635        210,985    83.39    81.46    68.02
Oregon                                     53    11,337,146       2.72     6.412      661        213,908    81.18    94.00    68.38
South Carolina                              1       240,000       0.06     7.000      781        240,000    80.00     0.00   100.00
Tennessee                                  11     2,259,059       0.54     6.433      627        205,369    83.01   100.00    52.24
Utah                                       16     3,280,093       0.79     6.453      656        205,006    82.71    91.90    54.68
Washington                                 98    22,245,454       5.34     6.557      656        226,994    81.82    83.93    82.12
Wisconsin                                  10     2,498,347       0.60     6.583      626        249,835    81.67    89.28    47.67
                                        -----  ------------     ------     -----      ---       --------   ------   ------   ------
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========   ======   ======   ======

No more than approximately 1.13% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS                   LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------------                   -----   -----------      ----      ------     -----   -----------    ---       ---       --
50.00% or less                              2      $375,000       0.09%    7.883%     592       $187,500    47.48%    0.00%  100.00%
50.01% to 55.00%                            3       876,341       0.21     6.414      587        292,114    51.61    75.60    75.60
55.01% to 60.00%                            2       825,000       0.20     6.113      628        412,500    57.69   100.00   100.00
60.01% to 65.00%                            5     1,794,455       0.43     6.763      589        358,891    63.25    77.71    79.97
65.01% to 70.00%                           21    10,155,231       2.44     6.272      630        483,582    68.80    93.07    97.89
70.01% to 75.00%                           47    19,069,169       4.57     6.426      657        405,727    74.27    74.62    95.66
75.01% to 80.00%                        1,143   331,733,344      79.57     6.333      665        290,230    79.95    71.74    90.22
80.01% to 85.00%                           28     9,827,381       2.36     6.424      625        350,978    84.53    97.13    87.42
85.01% to 90.00%                           57    18,892,375       4.53     6.912      638        331,445    89.80    95.69    80.42
90.01% to 95.00%                           30     6,362,857       1.53     7.646      626        212,095    94.46    98.83    62.07
95.01% to 100.00%                         137    16,984,842       4.07     9.259      655        123,977    99.72    74.41    22.80
                                        -----  ------------     ------     -----      ---       --------    -----    -----   ------
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====    =====   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 47.06% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.11% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.47%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.53%.

LOAN PURPOSE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                           LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------                           -----   -----------      ----      ------     -----   -----------    ---       ---       --
Purchase                                1,313  $350,066,448      83.97%    6.484%     665       $266,616    80.94%   71.12%   86.16%
Refinance - Cashout                       150    62,254,267      14.93     6.587      636        415,028    79.67    92.45    91.46
Refinance - Rate Term                      12     4,575,279       1.10     7.098      609        381,273    84.59   100.00    83.30
                                        -----  ------------     ------     -----      ---       --------    -----   ------    -----
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====   ======    =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------                          -----   -----------      ----      ------     -----   -----------    ---       ---       --
Single Family                           1,060  $306,496,810     73.52%    6.485%      660       $289,148   80.93%   74.20%   87.06%
Planned Unit Development                  253    68,826,158      16.51     6.493      655        272,040    80.13    84.00    87.28
Condominium                               142    34,434,480       8.26     6.679      663        242,496    80.96    68.84    85.67
Two- to Four-Family                        20     7,138,547       1.71     6.716      691        356,927    80.28    30.05    83.23
                                        -----  ------------    -------    ------      ---       --------   ------   ------   ------
TOTAL:                                  1,475  $416,895,994    100.00%    6.506%      660       $282,641   80.79%   74.62%   86.92%
                                        =====  ============    =======    ======      ===       ========   ======   ======   ======

DOCUMENTATION

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------                          -----   -----------      ----      ------     -----   -----------    ---       ---       --
Full Documentation                        896  $244,001,739     58.53%    6.356%      649       $272,323   81.06%  100.00%   87.24%
No Income Verification                    334    92,287,035      22.14     6.963      700        276,308    80.19     0.00    82.49
Full Documentation- Bank Statements       201    67,083,277      16.09     6.467      639        333,748    80.50   100.00    91.17
Limited Income Verification                44    13,523,943       3.24     6.307      673        307,362    81.50     0.00    90.28
                                        -----  ------------    -------    ------      ---       --------   ------   ------   ------
TOTAL:                                  1,475  $416,895,994    100.00%    6.506%      660       $282,641   80.79%   74.62%   86.92%
                                        =====  ============    =======    ======      ===       ========   ======   ======   ======

OCCUPANCY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                              LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------                              -----   -----------      ----      ------     -----   -----------    ---       ---       --
Primary                                 1,470  $414,570,778     99.44%    6.506%      659       $282,021   80.78%   74.58%   87.11%
Investment                                  4     1,938,217       0.46     6.448      729        484,554    82.39    77.95    42.73
Second Home                                 1       387,000       0.09     6.875      573        387,000    90.00   100.00   100.00
                                        -----  ------------    -------    ------      ---       --------   ------   ------   ------
TOTAL:                                  1,475  $416,895,994    100.00%    6.506%      660       $282,641   80.79%   74.62%   86.92%
                                        =====  ============    =======    ======      ===       ========   ======   ======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOANS AGE SUMMARY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------                               -----   -----------      ----      ------     -----   -----------    ---       ---       --
0                                         346   $92,704,101     22.24%    6.642%      659       $267,931   80.98%   72.80%   90.05%
1                                         397   101,270,807      24.29     6.804      658        255,090    81.49    75.65    82.37
2                                         667   203,473,820      48.81     6.352      662        305,058    80.44    73.25    88.34
3                                          64    19,247,266       4.62     5.892      654        300,739    79.96    93.24    80.58
4                                           1       200,000       0.05     8.750      642        200,000    80.00     0.00   100.00
                                        -----  ------------    -------    ------      ---       --------   ------   ------   ------
TOTAL:                                  1,475  $416,895,994    100.00%    6.506%      660       $282,641   80.79%   74.62%   86.92%
                                        =====  ============    =======    ======      ===       ========   ======   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

ORIGINAL PREPAYMENT PENALTY TERM

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                           LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------                           -----   -----------      ----      ------     -----   -----------    ---       ---       --
None                                      103   $25,123,679      6.03%    7.223%      653       $243,919   82.02%   66.83%   75.99%
6 Months                                    2     1,327,400       0.32     5.793      702        663,700    73.40   100.00   100.00
12 Months                                 115    36,935,603       8.86     6.575      664        321,179    81.19    75.88    88.39
24 Months                               1,015   289,157,011      69.36     6.482      661        284,884    80.66    72.58    87.52
36 Months                                 239    64,073,301      15.37     6.309      653        268,089    80.78    85.50    87.32
60 Months                                   1       279,000       0.07     6.500      688        279,000    88.57   100.00   100.00
                                        -----  ------------    -------    ------      ---       --------   ------   ------   ------
TOTAL:                                  1,475  $416,895,994    100.00%    6.506%      660       $282,641   80.79%   74.62%   86.92%
                                        =====  ============    =======    ======      ===       ========   ======   ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES                          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------                          -----   -----------      ----      ------     -----   -----------    ---       ---       --
531 to 550                                 11    $3,302,012       0.79%    6.616%     540       $300,183    80.61%   90.07%   95.70%
551 to 575                                 46    14,409,904       3.46     6.933      564        313,259    79.74    90.88    87.43
576 to 600                                103    25,346,198       6.08     7.033      588        246,080    80.34    93.16    83.09
601 to 625                                281    75,701,904      18.16     6.556      613        269,402    81.03    97.52    85.19
626 to 650                                275    76,883,255      18.44     6.508      640        279,575    81.11    80.99    91.03
651 to 675                                251    72,407,483      17.37     6.433      662        288,476    81.25    79.96    89.40
676 to 700                                207    59,613,883      14.30     6.423      688        287,990    80.71    62.09    87.67
701 to 725                                122    36,103,436       8.66     6.326      712        295,930    79.95    46.39    84.93
726 to 750                                 93    26,683,758       6.40     6.369      737        286,922    80.55    44.91    83.73
751 to 775                                 59    18,148,081       4.35     6.311      763        307,595    80.10    45.09    77.47
776 to 800                                 25     7,597,146       1.82     6.558      785        303,886    81.52    42.34    86.43
801 to 813                                  2       698,936       0.17     6.426      810        349,468    80.00    37.05    62.95
                                        -----  ------------     ------     -----      ---        -------    -----    -----    -----
TOTAL:                                  1,475  $416,895,994     100.00%    6.506%     660       $282,641    80.79%   74.62%   86.92%
                                        =====  ============     ======     =====      ===       ========    =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 531 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 660.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS                          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------                          -----   -----------      ----      ------     -----   -----------    ---       ---       --
3.001% to 3.500%                            1      $920,081       0.23%    4.125%     772       $920,081    80.00%  100.00%    0.00%
3.501% to 4.000%                            2       675,879       0.17     5.000      733        337,939    79.99   100.00    70.63
4.001% to 4.500%                           42    13,489,050       3.35     5.427      668        321,168    79.23    98.46    91.74
4.501% to 5.000%                          385   115,831,739      28.79     5.888      668        300,862    79.83    90.63    90.00
5.001% to 5.500%                          473   145,992,879      36.28     6.299      656        308,653    79.50    81.37    91.59
5.501% to 6.000%                          276    81,355,552      20.22     6.808      667        294,766    80.80    49.88    90.23
6.001% to 6.500%                           93    26,281,605       6.53     7.284      634        282,598    81.89    48.43    87.44
6.501% to 7.000%                           38    11,925,331       2.96     7.808      633        313,824    81.60    44.11    85.67
7.001% to 7.500%                           16     4,444,295       1.10     8.267      617        277,768    89.79    67.96    77.94
7.501% to 8.000%                            6     1,276,307       0.32     8.799      588        212,718    89.71    71.79    72.16
8.501% to 9.000%                            1       172,000       0.04     9.875      584        172,000   100.00   100.00   100.00
                                        -----  ------------     ------     -----      ---       --------   ------   ------   ------
TOTAL:                                  1,333  $402,364,718     100.00%    6.387%     660       $301,849    80.22%   74.89%   89.96%
                                        =====  ============     ======     =====      ===       ========   ======   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.125% per annum to 8.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.387% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                         LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------                         -----   -----------      ----      ------     -----   -----------    ---       ---       --
11.500% or less                            45   $14,856,610       3.69%    5.317%     677       $330,147    79.30%   96.69%   84.97%
11.501% to 12.000%                        385   116,220,389      28.88     5.881      668        301,871    79.78    91.06    90.04
12.001% to 12.500%                        470   145,039,918      36.05     6.297      656        308,596    79.48    81.20    91.23
12.501% to 13.000%                        278    81,938,877      20.36     6.813      667        294,744    80.80    49.71    90.51
13.001% to 13.500%                         95    26,830,991       6.67     7.298      634        282,431    82.13    49.45    88.69
13.501% to 14.000%                         37    11,585,331       2.88     7.817      632        313,117    81.64    45.40    85.25
14.001% to 14.500%                         16     4,444,295       1.10     8.267      617        277,768    89.79    67.96    77.94
14.501% to 15.000%                          6     1,276,307       0.32     8.799      588        212,718    89.71    71.79    72.16
15.501% to 16.000%                          1       172,000       0.04     9.875      584        172,000   100.00   100.00   100.00
                                        -----  ------------     ------     -----      ---       --------   ------   ------   ------
TOTAL:                                  1,333  $402,364,718     100.00%    6.387%     660       $301,849    80.22%   74.89%   89.96%
                                        =====  ============     ======     =====      ===       ========   ======   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 15.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.387% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
NEXT RATE                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE                        LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------                        -----   -----------      ----      ------     -----   -----------    ---       ---       --
February 2007                               1      $200,000       0.05%    8.750%     642       $200,000    80.00%    0.00%  100.00%
March 2007                                 55    17,081,688       4.25     5.894      655        310,576    80.13    92.38    80.33
April 2007                                573   177,902,857      44.21     6.367      663        310,476    80.46    70.41    88.80
May 2007                                  265    81,267,364      20.20     6.545      657        306,669    79.78    74.29    91.60
June 2007                                 251    76,305,938      18.96     6.459      658        304,008    79.91    70.88    95.12
March 2008                                  5     1,016,278       0.25     6.094      626        203,256    81.85   100.00    62.70
April 2008                                 60    15,088,889       3.75     6.201      655        251,481    80.55    89.53    81.50
May 2008                                   24     6,237,179       1.55     6.399      650        259,882    81.97    91.78    74.61
June 2008                                  26     6,309,050       1.57     6.224      669        242,656    79.51    78.86    97.33
March 2010                                  4     1,149,300       0.29     5.696      654        287,325    75.78   100.00   100.00
April 2010                                 33    10,267,364       2.55     6.290      651        311,132    80.18   100.00    92.28
May 2010                                   21     5,162,910       1.28     6.330      666        245,853    79.95    93.19    83.75
June 2010                                  15     4,375,900       1.09     6.255      679        291,727    83.44   100.00   100.00
                                        -----  ------------     ------     -----      ---       --------    -----   ------   ------
TOTAL:                                  1,333  $402,364,718     100.00%    6.387%     660       $301,849    80.22%   74.89%   89.96%
                                        =====  ============     ======     =====      ===       ========    =====   ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS
                        GROUP I FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                                  ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                                    NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
  CURRENT              MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM          TERM           TERM         PENALTY
BALANCE ($)             RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
-----------             -------   -------  --------   --------    --------      --------      --------       --------     ----------
  108,300.00            7.625     7.105      240         240         240          240            0              0              0
  863,752.83            8.355     7.835      360         359         360          359            0              0              0
  426,203.48            7.865     7.345      360         359         360          359            0              0             24
3,417,480.87            7.597     7.077      360         359         360          359            0              0             36
   93,200.00            8.250     7.730      360         360         240          240          120            120             24
  659,309.18            8.094     7.574      360         359         240          240          120            119             36
2,252,253.62           10.435     9.915      180         179         360          359            0              0              0
   95,159.65           10.452     9.932      180         179         360          359            0              0             12
2,589,139.31           10.270     9.750      180         179         360          359            0              0             24
  425,064.02            9.607     9.087      180         179         360          359            0              0             36
   22,169.31            9.625     9.105      240         239         240          239            0              0             24
6,367,915.92           10.414     9.894      360         359         360          359            0              0              0
  135,185.76           11.422    10.902      360         360         360          360            0              0             12
6,175,409.97           10.267     9.747      360         359         360          359            0              0             24
  787,563.18           10.002     9.482      360         359         360          359            0              0             36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                 INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL      REMAINING   INTEREST  INTEREST
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY
     CURRENT    MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM      TERM
   BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)
   -----------   -------   -------  --------   --------    --------      --------    --------  --------
10,555,492.29    7.334     6.814      360         359          360           359          0          0
   573,165.60    7.037     6.517      360         360          360           360          0          0
 2,844,511.07    6.600     6.080      360         358          360           358          0          0
47,506,518.08    7.054     6.534      360         359          360           359          0          0
10,411,495.07    7.344     6.824      360         359          360           359          0          0
 1,507,649.74    7.074     6.554      360         359          360           359          0          0
   263,336.72    6.899     6.379      360         359          360           359          0          0
   573,451.72    6.373     5.853      360         359          360           359          0          0
10,021,100.84    6.745     6.225      360         358          360           358          0          0
    78,440.27    7.375     6.855      360         359          360           359          0          0
   443,579.27    7.103     6.583      360         358          360           358          0          0
 5,926,298.98    6.489     5.969      360         358          360           358          0          0
13,676,137.76    7.188     6.668      360         359          300           300         60         59
   471,400.00    6.405     5.885      360         358          300           300         60         58
 6,526,849.87    6.849     6.329      360         359          300           300         60         59
86,504,389.34    6.687     6.167      360         359          300           300         60         59
14,310,493.98    6.921     6.401      360         359          300           300         60         59
 1,757,100.00    7.076     6.556      360         359          300           300         60         59
   323,900.00    6.877     6.357      360         359          300           300         60         59
 1,433,600.00    6.339     5.819      360         358          300           300         60         58
20,676,498.08    6.500     5.980      360         359          300           300         60         59
   232,700.00    6.624     6.104      360         359          300           300         60         59
   152,000.00    6.625     6.105      360         358          300           300         60         58
   890,000.00    6.416     5.896      360         358          300           300         60         58
11,665,652.44    6.420     5.900      360         359          300           300         60         59

                                                                            NUMBER OF
                                                                              MONTHS                ORIGINAL
                           INITIAL                                 RATE     UNTIL NEXT              MONTHS TO
                            RATE                                  CHANGE       RATE                PREPAYMENT
     CURRENT      GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT               PENALTY
   BALANCE ($)  MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE        INDEX   EXPIRATION
   -----------  ---------  ------    ------   -------  -------  --------      ----        -----   ----------
10,555,492.29     6.334     3.000    1.000    13.334    7.334         6           23    6M LIBOR          0
   573,165.60     6.042     3.000    1.000    13.037    7.037         6           24    6M LIBOR          6
 2,844,511.07     5.600     3.000    1.000    12.600    6.600         6           22    6M LIBOR         12
47,506,518.08     6.053     3.000    1.000    13.054    7.054         6           23    6M LIBOR         24
10,411,495.07     6.344     3.000    1.000    13.344    7.344         6           23    6M LIBOR         36
 1,507,649.74     5.893     3.000    1.000    13.074    7.074         6           35    6M LIBOR          0
   263,336.72     5.899     3.000    1.000    12.899    6.899         6           35    6M LIBOR          6
   573,451.72     5.375     3.000    1.000    12.373    6.373         6           35    6M LIBOR         24
10,021,100.84     5.742     3.000    1.000    12.745    6.745         6           34    6M LIBOR         36
    78,440.27     6.375     3.000    1.000    13.375    7.375         6           59    6M LIBOR          0
   443,579.27     6.103     3.000    1.000    13.103    7.103         6           58    6M LIBOR         24
 5,926,298.98     5.489     3.000    1.000    12.489    6.489         6           58    6M LIBOR         36
13,676,137.76     6.184     3.000    1.000    13.188    7.188         6           23    6M LIBOR          0
   471,400.00     5.405     3.000    1.000    12.405    6.405         6           22    6M LIBOR          6
 6,526,849.87     5.836     3.000    1.000    12.849    6.849         6           23    6M LIBOR         12
86,504,389.34     5.686     3.000    1.000    12.687    6.687         6           23    6M LIBOR         24
14,310,493.98     5.909     3.000    1.000    12.921    6.921         6           23    6M LIBOR         36
 1,757,100.00     5.737     3.000    1.000    13.076    7.076         6           35    6M LIBOR          0
   323,900.00     5.877     3.000    1.000    12.877    6.877         6           35    6M LIBOR          6
 1,433,600.00     5.339     3.000    1.000    12.339    6.339         6           34    6M LIBOR         24
20,676,498.08     5.489     3.000    1.000    12.500    6.500         6           35    6M LIBOR         36
   232,700.00     5.624     3.000    1.000    12.624    6.624         6           59    6M LIBOR          0
   152,000.00     5.625     3.000    1.000    12.625    6.625         6           58    6M LIBOR          6
   890,000.00     5.416     3.000    1.000    12.416    6.416         6           58    6M LIBOR         24
11,665,652.44     5.423     3.000    1.000    12.420    6.420         6           59    6M LIBOR         36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                                  ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                                   NET    ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
  CURRENT             MORTGAGE  MORTGAGE    TERM        TERM        TERM          TERM          TERM           TERM         PENALTY
BALANCE ($)            RATE(%)   RATE(%)  (MONTHS)    (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
-----------            -------   -------  --------    --------    --------      --------      --------       --------     ----------
  599,378.77             6.724     6.204    360          360         360          360              0              0            0
  602,359.92             7.472     6.952    360          359         360          359              0              0           36
  206,400.00             7.375     6.855    360          360         240          240            120            120           24
  175,200.00             6.875     6.355    360          360         240          240            120            120           36
  454,963.36            10.497     9.977    180          180         360          360              0              0            0
   77,966.41            10.125     9.605    180          179         360          359              0              0           12
1,320,234.23            10.343     9.823    180          179         360          359              0              0           24
   73,000.00            11.000    10.480    180          180         360          360              0              0           36
1,844,023.94            10.514     9.994    360          359         360          359              0              0            0
1,335,776.11             9.875     9.355    360          359         360          359              0              0           12
7,552,673.11            10.016     9.496    360          359         360          359              0              0           24
  289,300.32            10.167     9.647    360          360         360          360              0              0           36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL     REMAINING    INTEREST   INTEREST
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY       ONLY
  CURRENT       MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM       TERM
BALANCE ($)      RATE(%)  RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
-----------      -------  -------   --------  --------     --------      --------    --------   --------
  3,134,206.16    6.892    6.372       360       359         360           359           0         0
  2,873,543.92    6.581    6.061       360       358         360           358           0         0
 26,755,170.94    6.296    5.776       360       358         360           358           0         0
  1,064,224.92    6.968    6.448       360       358         360           358           0         0
    455,939.87    6.533    6.013       360       359         360           359           0         0
  4,466,667.70    6.492    5.972       360       358         360           358           0         0
  1,631,394.09    6.358    5.838       360       359         360           359           0         0
 17,444,907.08    6.971    6.451       360       359         300           300          60        59
  1,327,400.00    5.793    5.273       360       359         300           300          60        59
 32,146,316.58    6.442    5.922       360       359         300           300          60        59
249,489,993.71    6.377    5.857       360       359         300           300          60        59
 18,522,083.61    6.276    5.756       360       359         300           300          60        59
  1,471,799.58    6.067    5.547       360       359         300           300          60        59
    502,000.00    5.750    5.230       360       360         300           300          60        60
  2,286,550.00    6.355    5.835       360       359         300           300          60        59
 19,468,439.29    6.196    5.676       360       359         300           300          60        59
    174,400.00    6.500    5.980       360       359         300           300          60        59
  1,090,048.94    6.163    5.643       360       358         300           300          60        58
 17,780,631.57    6.251    5.731       360       359         300           300          60        59
    279,000.00    6.500    5.980       360       358         300           300          60        58

                                                                           NUMBER OF
                                                                             MONTHS               ORIGINAL
                           INITIAL                                RATE     UNTIL NEXT            MONTHS TO
                            RATE                                 CHANGE       RATE               PREPAYMENT
  CURRENT         GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
BALANCE ($)     MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE       INDEX   EXPIRATION
-----------     ---------  ------    ------   -------  -------  --------      ----       -----   ----------
  3,134,206.16     5.877    3.000     1.000    12.892    6.892      6          23      6M LIBOR       0
  2,873,543.92     5.581    3.000     1.000    12.581    6.581      6          22      6M LIBOR      12
 26,755,170.94     5.306    3.000     1.000    12.296    6.296      6          22      6M LIBOR      24
  1,064,224.92     5.968    3.000     1.000    12.968    6.968      6          22      6M LIBOR      36
    455,939.87     5.533    3.000     1.000    12.533    6.533      6          35      6M LIBOR      24
  4,466,667.70     5.492    3.000     1.000    12.492    6.492      6          34      6M LIBOR      36
  1,631,394.09     5.358    3.000     1.000    12.358    6.358      6          59      6M LIBOR      36
 17,444,907.08     5.983    3.000     1.000    12.971    6.971      6          23      6M LIBOR       0
  1,327,400.00     4.793    3.000     1.000    11.793    5.793      6          23      6M LIBOR       6
 32,146,316.58     5.424    3.000     1.000    12.442    6.442      6          23      6M LIBOR      12
249,489,993.71     5.377    3.000     1.000    12.377    6.377      6          23      6M LIBOR      24
 18,522,083.61     5.264    3.000     1.000    12.276    6.276      6          23      6M LIBOR      36
  1,471,799.58     5.069    3.000     1.000    12.067    6.067      6          35      6M LIBOR       0
    502,000.00     4.750    3.000     1.000    11.750    5.750      6          36      6M LIBOR      12
  2,286,550.00     5.355    3.000     1.000    12.355    6.355      6          35      6M LIBOR      24
 19,468,439.29     5.196    3.000     1.000    12.196    6.196      6          35      6M LIBOR      36
    174,400.00     5.500    3.000     1.000    12.500    6.500      6          59      6M LIBOR       0
  1,090,048.94     5.248    3.000     1.000    12.163    6.163      6          58      6M LIBOR      24
 17,780,631.57     5.249    3.000     1.000    12.251    6.251      6          59      6M LIBOR      36
    279,000.00     5.500    3.000     1.000    12.500    6.500      6          58      6M LIBOR      60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

        BEGINNING    ENDING       NOTIONAL       1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL    ACCRUAL     BALANCE ($)   LOWER COLLAR (%)  UPPER COLLAR (%)
------   -------    -------     -----------   ----------------  ----------------
 1       7/14/05    7/25/05   206,088,000.00       9.750             9.750
 2       7/25/05    8/25/05   204,907,488.32       6.107             9.750
 3       8/25/05    9/25/05   203,131,324.50       6.107             9.750
 4       9/25/05   10/25/05   200,754,668.54       6.320             9.750
 5      10/25/05   11/25/05   197,778,441.33       6.108             9.750
 6      11/25/05   12/25/05   194,203,587.76       6.321             9.750
 7      12/25/05    1/25/06   190,038,735.51       6.109             9.750
 8       1/25/06    2/25/06   185,292,637.56       6.110             9.750
 9       2/25/06    3/25/06   179,982,014.87       6.793             9.750
10       3/25/06    4/25/06   174,123,692.81       6.113             9.750
11       4/25/06    5/25/06   167,787,560.64       6.327             9.750
12       5/25/06    6/25/06   161,052,537.11       6.117             9.750
13       6/25/06    7/25/06   154,510,514.05       6.332             9.750
14       7/25/06    8/25/06   148,157,340.96       6.122             9.750
15       8/25/06    9/25/06   141,987,531.93       6.125             9.750
16       9/25/06   10/25/06   135,995,761.07       6.340             9.750
17      10/25/06   11/25/06   130,176,857.79       6.130             9.750
18      11/25/06   12/25/06   124,525,802.28       6.346             9.750
19      12/25/06    1/25/07   119,037,721.11       6.136             9.750
20       1/25/07    2/25/07   113,707,882.94       6.138             9.750
21       2/25/07    3/25/07   108,531,694.37       6.826             9.750
22       3/25/07    4/25/07   103,139,515.04       6.145             9.750
23       4/25/07    5/25/07    94,166,092.57       6.402             9.750
24       5/25/07    6/25/07    85,677,277.03       8.171             9.750
25       6/25/07    7/25/07    77,668,098.85       8.460             9.750
26       7/25/07    8/25/07    70,098,067.58       8.182             9.750
27       8/25/07    9/25/07    63,154,328.35       8.181             9.750
28       9/25/07   10/25/07    58,768,491.22       8.463             9.750
29      10/25/07   11/25/07    54,538,820.53       8.194             9.750
30      11/25/07   12/25/07    50,454,122.45       9.142             9.750
31      12/25/07    1/25/08    46,509,357.05       8.840             9.750
32       1/25/08    2/25/08    42,699,660.94       8.840             9.750
33       2/25/08    3/25/08    39,020,341.11       9.467             9.750
34       3/25/08    4/25/08    35,466,868.92       8.840             9.750
35       4/25/08    5/25/08    32,034,874.28       9.267             9.750

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

        BEGINNING   ENDING      NOTIONAL         1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL   ACCRUAL    BALANCE ($)     LOWER COLLAR (%)  UPPER COLLAR (%)
------   -------   -------    -----------     ----------------  ----------------
 1       7/14/05    7/25/05   313,860,000.00       9.250             9.250
 2       7/25/05    8/25/05   312,132,931.08       5.544             9.250
 3       8/25/05    9/25/05   309,487,313.08       5.544             9.250
 4       9/25/05   10/25/05   305,914,750.10       5.737             9.250
 5      10/25/05   11/25/05   301,416,139.25       5.544             9.250
 6      11/25/05   12/25/05   295,992,201.60       5.738             9.250
 7      12/25/05    1/25/06   289,655,831.15       5.545             9.250
 8       1/25/06    2/25/06   282,419,908.99       5.545             9.250
 9       2/25/06    3/25/06   274,309,959.87       6.167             9.250
10       3/25/06    4/25/06   265,351,469.22       5.546             9.250
11       4/25/06    5/25/06   255,606,549.34       5.740             9.250
12       5/25/06    6/25/06   245,206,359.29       5.548             9.250
13       6/25/06    7/25/06   235,107,655.17       5.743             9.250
14       7/25/06    8/25/06   225,302,924.02       5.551             9.250
15       8/25/06    9/25/06   215,783,586.22       5.552             9.250
16       9/25/06   10/25/06   206,541,312.96       5.747             9.250
17      10/25/06   11/25/06   197,568,018.90       5.555             9.250
18      11/25/06   12/25/06   188,855,855.04       5.750             9.250
19      12/25/06    1/25/07   180,397,201.81       5.557             9.250
20       1/25/07    2/25/07   172,184,662.36       5.559             9.250
21       2/25/07    3/25/07   164,211,056.01       6.183             9.250
22       3/25/07    4/25/07   155,869,844.50       5.562             9.250
23       4/25/07    5/25/07   141,712,613.44       5.965             9.250
24       5/25/07    6/25/07   128,341,830.72       8.007             9.250
25       6/25/07    7/25/07   115,715,611.49       8.284             9.250
26       7/25/07    8/25/07   103,791,610.72       8.010             9.250
27       8/25/07    9/25/07    92,878,348.48       8.011             9.250
28       9/25/07   10/25/07    86,106,998.83       8.287             9.250
29      10/25/07   11/25/07    79,576,958.68       8.079             9.250
30      11/25/07   12/25/07    73,274,606.18       9.121             9.250
31      12/25/07    1/25/08    67,191,957.86       8.818             9.250
32       1/25/08    2/25/08    61,321,311.01       8.818             9.250
33       2/25/08    3/25/08    55,655,233.82       9.250             9.250
34       3/25/08    4/25/08    50,186,555.79       8.818             9.250
35       4/25/08    5/25/08    44,908,358.56       9.218             9.250

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

    ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-3 AND SUBORDINATE CERTIFICATES

        BEGINNING   ENDING      NOTIONAL         1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL   ACCRUAL    BALANCE ($)     LOWER COLLAR (%)  UPPER COLLAR (%)
------   -------   -------    -----------     ----------------  ----------------
 1       7/14/05    7/25/05   167,235,000.00       8.900             8.900
 2       7/25/05    8/25/05   167,235,000.00       5.417             8.900
 3       8/25/05    9/25/05   167,235,000.00       5.417             8.900
 4       9/25/05   10/25/05   167,235,000.00       5.618             8.900
 5      10/25/05   11/25/05   167,235,000.00       5.418             8.900
 6      11/25/05   12/25/05   167,235,000.00       5.619             8.900
 7      12/25/05    1/25/06   167,235,000.00       5.419             8.900
 8       1/25/06    2/25/06   167,235,000.00       5.419             8.900
 9       2/25/06    3/25/06   167,235,000.00       6.065             8.900
10       3/25/06    4/25/06   167,235,000.00       5.421             8.900
11       4/25/06    5/25/06   167,235,000.00       5.623             8.900
12       5/25/06    6/25/06   167,235,000.00       5.424             8.900
13       6/25/06    7/25/06   167,235,000.00       5.627             8.900
14       7/25/06    8/25/06   167,235,000.00       5.427             8.900
15       8/25/06    9/25/06   167,235,000.00       5.429             8.900
16       9/25/06   10/25/06   167,235,000.00       5.632             8.900
17      10/25/06   11/25/06   167,235,000.00       5.433             8.900
18      11/25/06   12/25/06   167,235,000.00       5.636             8.900
19      12/25/06    1/25/07   167,235,000.00       5.437             8.900
20       1/25/07    2/25/07   167,235,000.00       5.439             8.900
21       2/25/07    3/25/07   167,235,000.00       6.088             8.900
22       3/25/07    4/25/07   167,235,000.00       5.443             8.900
23       4/25/07    5/25/07   167,235,000.00       5.789             8.900
24       5/25/07    6/25/07   167,235,000.00       7.722             8.900
25       6/25/07    7/25/07   167,235,000.00       8.004             8.900
26       7/25/07    8/25/07   167,235,000.00       7.728             8.900
27       8/25/07    9/25/07   167,235,000.00       7.728             8.900
28       9/25/07   10/25/07   167,235,000.00       8.007             8.900
29      10/25/07   11/25/07   167,235,000.00       7.774             8.900
30      11/25/07   12/25/07   167,235,000.00       8.779             8.900
31      12/25/07    1/25/08   167,235,000.00       8.477             8.900
32       1/25/08    2/25/08   167,235,000.00       8.477             8.900
33       2/25/08    3/25/08   167,235,000.00       8.900             8.900
34       3/25/08    4/25/08   167,235,000.00       8.477             8.900
35       4/25/08    5/25/08   167,235,000.00       8.887             8.900

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

         PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS            PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)  PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)
------     ----     -------------  -------------  ------     ----     -------------  -------------
  1      7/25/2005       --              --         26     8/25/2007      8.220         10.000
  2      8/25/2005      6.357          10.000       27     9/25/2007      8.221         10.000
  3      9/25/2005      6.357          10.000       28    10/25/2007      8.496         10.000
  4     10/25/2005      6.570          10.000       29    11/25/2007      8.224         10.000
  5     11/25/2005      6.358          10.000       30    12/25/2007      8.499         10.000
  6     12/25/2005      6.571          10.000       31     1/25/2008      8.227         10.000
  7      1/25/2006      6.359          10.000       32     2/25/2008      8.228         10.000
  8      2/25/2006      6.360          10.000       33     3/25/2008      8.798         10.000
  9      3/25/2006      7.043          10.000       34     4/25/2008      8.232         10.000
  10     4/25/2006      6.363          10.000       35     5/25/2008      8.609         10.000
  11     5/25/2006      6.577          10.000       36     6/25/2008      8.556         10.098
  12     6/25/2006      6.367          10.000       37     7/25/2008      8.843         10.434
  13     7/25/2006      6.582          10.000       38     8/25/2008      8.558         10.095
  14     8/25/2006      6.372          10.000       39     9/25/2008      8.559         10.092
  15     9/25/2006      6.375          10.000       40    10/25/2008      8.845         10.426
  16    10/25/2006      6.590          10.000       41    11/25/2008      8.561         10.133
  17    11/25/2006      6.380          10.000       42    12/25/2008      8.847         11.201
  18    12/25/2006      6.596          10.000       43     1/25/2009      8.563         10.837
  19     1/25/2007      6.386          10.000       44     2/25/2009      8.564         10.832
  20     2/25/2007      6.388          10.000       45     3/25/2009      9.482         11.987
  21     3/25/2007      7.076          10.000       46     4/25/2009      8.566         10.822
  22     4/25/2007      6.395          10.000       47     5/25/2009      8.852         11.214
  23     5/25/2007      6.649          10.000       48     6/25/2009      8.568         10.929
  24     6/25/2007      8.208          10.000       49     7/25/2009      8.855         11.288
  25     7/25/2007      8.491          10.000       50     8/25/2009      8.570         10.918

         PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)
------     ----     -------------  -------------
  51     9/25/2009      8.571          10.913
  52    10/25/2009      8.858          11.271
  53    11/25/2009      8.573          10.936
  54    12/25/2009      8.860          11.378
  55     1/25/2010      8.575          11.005
  56     2/25/2010      8.576          10.999
  57     3/25/2010      9.497          12.170
  58     4/25/2010      8.579          10.986
  59     5/25/2010      8.926          11.413
  60     6/25/2010      8.742          11.152
  61     7/25/2010      9.034          11.516
  62     8/25/2010      8.743          11.137
  63     9/25/2010      8.744          11.130
  64    10/25/2010      9.036          11.493
  65    11/25/2010      8.745          11.136

      (1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

      (2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.3456% and 3.6844%, respectively.

      (3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.3456% and 3.6844%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

         PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS            PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)  PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)
------     ----     -------------  -------------  ------     ----     -------------  -------------
  1      7/25/2005       --             --          26     8/25/2007      8.004          9.500
  2      8/25/2005      5.794          9.500        27     9/25/2007      8.005          9.500
  3      9/25/2005      5.794          9.500        28    10/25/2007      8.273          9.500
  4     10/25/2005      5.987          9.500        29    11/25/2007      8.007          9.500
  5     11/25/2005      5.794          9.500        30    12/25/2007      8.275          9.500
  6     12/25/2005      5.988          9.500        31     1/25/2008      8.009          9.500
  7      1/25/2006      5.795          9.500        32     2/25/2008      8.009          9.500
  8      2/25/2006      5.795          9.500        33     3/25/2008      8.563          9.694
  9      3/25/2006      6.417          9.500        34     4/25/2008      8.011          9.500
  10     4/25/2006      5.796          9.500        35     5/25/2008      8.306          9.500
  11     5/25/2006      5.990          9.500        36     6/25/2008      8.184         10.060
  12     6/25/2006      5.798          9.500        37     7/25/2008      8.461         10.398
  13     7/25/2006      5.993          9.500        38     8/25/2008      8.188         10.061
  14     8/25/2006      5.801          9.500        39     9/25/2008      8.189         10.060
  15     9/25/2006      5.802          9.500        40    10/25/2008      8.463         10.395
  16    10/25/2006      5.997          9.500        41    11/25/2008      8.191         10.133
  17    11/25/2006      5.805          9.500        42    12/25/2008      8.465         11.281
  18    12/25/2006      6.000          9.500        43     1/25/2009      8.193         10.916
  19     1/25/2007      5.807          9.500        44     2/25/2009      8.193         10.914
  20     2/25/2007      5.809          9.500        45     3/25/2009      9.072         12.081
  21     3/25/2007      6.433          9.500        46     4/25/2009      8.195         10.910
  22     4/25/2007      5.812          9.500        47     5/25/2009      8.469         11.281
  23     5/25/2007      6.194          9.500        48     6/25/2009      8.197         10.969
  24     6/25/2007      8.000          9.500        49     7/25/2009      8.471         11.333
  25     7/25/2007      8.269          9.500        50     8/25/2009      8.199         10.965

         PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)
------     ----     -------------  -------------
  51     9/25/2009      8.200         10.963
  52    10/25/2009      8.474         11.326
  53    11/25/2009      8.201         10.967
  54    12/25/2009      8.476         11.385
  55     1/25/2010      8.203         11.017
  56     2/25/2010      8.204         11.014
  57     3/25/2010      9.085         12.191
  58     4/25/2010      8.206         11.009
  59     5/25/2010      8.489         11.382
  60     6/25/2010      8.333         11.143
  61     7/25/2010      8.612         11.511
  62     8/25/2010      8.335         11.137
  63     9/25/2010      8.336         11.134
  64    10/25/2010      8.615         11.501

      (1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

      (2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.3456% and 3.6844%, respectively.

      (3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.3456% and 3.6844%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

        CLASS A-3 AND SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

         PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS            PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)  PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)
------     ----     -------------  -------------  ------     ----     -------------  -------------
  1      7/25/2005       --             --          26     8/25/2007      8.090           9.500
  2      8/25/2005      6.017          9.500        27     9/25/2007      8.091           9.500
  3      9/25/2005      6.017          9.500        28    10/25/2007      8.361           9.500
  4     10/25/2005      6.218          9.500        29    11/25/2007      8.093           9.500
  5     11/25/2005      6.018          9.500        30    12/25/2007      8.364           9.500
  6     12/25/2005      6.219          9.500        31     1/25/2008      8.095           9.500
  7      1/25/2006      6.019          9.500        32     2/25/2008      8.096           9.500
  8      2/25/2006      6.019          9.500        33     3/25/2008      8.656           9.703
  9      3/25/2006      6.665          9.500        34     4/25/2008      8.099           9.500
  10     4/25/2006      6.021          9.500        35     5/25/2008      8.426           9.500
  11     5/25/2006      6.223          9.500        36     6/25/2008      8.331          10.075
  12     6/25/2006      6.024          9.500        37     7/25/2008      8.612          10.412
  13     7/25/2006      6.227          9.500        38     8/25/2008      8.335          10.075
  14     8/25/2006      6.027          9.500        39     9/25/2008      8.336          10.073
  15     9/25/2006      6.029          9.500        40    10/25/2008      8.615          10.407
  16    10/25/2006      6.232          9.500        41    11/25/2008      8.338          10.133
  17    11/25/2006      6.033          9.500        42    12/25/2008      8.617          11.249
  18    12/25/2006      6.236          9.500        43     1/25/2009      8.339          10.885
  19     1/25/2007      6.037          9.500        44     2/25/2009      8.340          10.881
  20     2/25/2007      6.039          9.500        45     3/25/2009      9.235          12.044
  21     3/25/2007      6.688          9.500        46     4/25/2009      8.342          10.875
  22     4/25/2007      6.043          9.500        47     5/25/2009      8.621          11.255
  23     5/25/2007      6.375          9.500        48     6/25/2009      8.344          10.953
  24     6/25/2007      8.083          9.500        49     7/25/2009      8.623          11.315
  25     7/25/2007      8.357          9.500        50     8/25/2009      8.346          10.947

         PAYMENT    AVAIL. FUNDS   AVAIL. FUNDS
PERIOD     DATE     CAP (%)(1)(2)  CAP (%)(1)(3)
------     ----     -------------  -------------
  51      9/25/2009     8.347         10.943
  52     10/25/2009     8.626         11.304
  53     11/25/2009     8.349         10.955
  54     12/25/2009     8.628         11.383
  55      1/25/2010     8.351         11.012
  56      2/25/2010     8.352         11.008
  57      3/25/2010     9.248         12.183
  58      4/25/2010     8.354         11.000
  59      5/25/2010     8.663         11.394
  60      6/25/2010     8.495         11.146
  61      7/25/2010     8.779         11.513
  62      8/25/2010     8.497         11.137
  63      9/25/2010     8.498         11.132
  64     10/25/2010     8.782         11.498
  65     11/25/2010     8.501         11.133
  66     12/25/2010     8.791         11.540
  67      1/25/2011     8.509         11.163
  68      2/25/2011     8.510         11.158
  69      3/25/2011     9.423         12.347
  70      4/25/2011     8.512         11.147
  71      5/25/2011     8.797         11.523
  72      6/25/2011     8.514         11.186

      (1) Available Funds Cap for the Class A-3 and Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

      (2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.3456% and 3.6844%, respectively.

      (3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.3456% and 3.6844%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                        0%            80%           100%            150%           200%
                  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED
                     TO CALL        TO CALL        TO CALL        TO CALL        TO CALL
                   DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
                   -----------    -----------    -----------    -----------    -----------
CLASS A-2A

      100.00000%        10            10             10              10             10

       WAL (YRS)      14.61          1.17           1.00            0.74           0.61
  MOD DURN (YRS)      11.201         1.140          0.979          0.731           0.601
PRINCIPAL WINDOW  Jul05 - Jun26  Jul05 - Jun07  Jul05 - Apr07  Jul05 - Oct06  Jul05 - Jun06

CLASS A-3

      100.00000%        45            45             45              45            45

       WAL (YRS)      28.84          7.54           5.89            2.55          1.90
  MOD DURN (YRS)      17.376         6.529          5.255          2.418          1.822
PRINCIPAL WINDOW  Feb34 - May34  May12 - Feb13  Nov10 - Jun11  Oct07 - May08  Apr07 - Jun07

CLASS M-1

       99.20331%        50            62             65              69             84

       WAL (YRS)      26.80          5.11           4.30            3.50           2.09
  MOD DURN (YRS)      16.608         4.574          3.932          3.261           2.001
PRINCIPAL WINDOW  Sep28 - May34  Aug08 - Feb13  Sep08 - Jun11  ~May08- Feb09  Jun07 - Sep07

CLASS M-2

       97.73707%        80            116            125            134            174

       WAL (YRS)      26.80          5.09           4.19            3.55          2.20
  MOD DURN (YRS)      16.111         4.508          3.800          3.281          2.083
PRINCIPAL WINDOW  Sep28 - May34  Jul08 - Feb13  Aug08 - Jun11  Nov08 - Feb09  Sep07 - Sep07

CLASS M-3

       97.03678%        90            138            150            166            213

       WAL (YRS)      26.80          5.09           4.18            3.37          2.20
  MOD DURN (YRS)      15.953         4.487          3.771          3.115          2.077
PRINCIPAL WINDOW  Sep28 - May34  Jul08 - Feb13  Aug08 - Jun11  Oct08 - Feb09  Sep07 - Sep07

CLASS B-1

       97.20398%       143            188            200            217            259

       WAL (YRS)      26.79          5.08           4.14            3.29          2.20
  MOD DURN (YRS)      15.006         4.403          3.690          3.017          2.060
PRINCIPAL WINDOW  Sep28 - May34  Jul08 - Feb13  Jul08 - Jun11  Aug08 - Feb09  Sep07 - Sep07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                        0%            80%           100%            150%           200%
                  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED
                   TO MATURITY    TO MATURITY    TO MATURITY    TO MATURITY    TO MATURITY
                   -----------    -----------    -----------    -----------    -----------
                   DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
                   -----------    -----------    -----------    -----------    -----------
CLASS A-2A

      100.00000%        10             10            10              10             10

       WAL (YRS)      14.61           1.17          1.00            0.74           0.61
  MOD DURN (YRS)      11.201         1.140          0.979          0.731           0.601
PRINCIPAL WINDOW  Jul05 - Jun26  Jul05 - Jun07  Jul05 - Apr07  Jul05 - Oct06   Jul05 - Jun06

CLASS A-3

      100.00000%        45             54            54              45            45

       WAL (YRS)      29.25           9.84          7.72            2.55          1.90
  MOD DURN (YRS)      17.514         8.091          6.603          2.418          1.822
PRINCIPAL WINDOW  Feb34 - May35  May12 - Jun22  Nov10 - Mar19  Oct07 - May08  Apr07 - Jun07

 CLASS M-1

       99.20331%        50             63            65              69             84

       WAL (YRS)      26.89           5.60          4.69            4.83           2.11
  MOD DURN (YRS)      16.641         4.912          4.220          4.361           2.019
PRINCIPAL WINDOW  Sep28 - Apr35  Aug08 - Feb19  Sep08 - Mar16  ~May08- Dec13  Jun07 - Nov07

 CLASS M-2

       97.73707%        80            115            124            133             158

       WAL (YRS)      26.88           5.45          4.48            3.76           2.81
  MOD DURN (YRS)      16.137         4.751          4.007          3.455           2.618
PRINCIPAL WINDOW  Sep28 - Feb35  Jul08 - Nov16  Aug08 - May14  Nov08 - Nov10  ~Nov07- Feb11

 CLASS M-3

       97.03678%        90            137            149            165            161

       WAL (YRS)      26.86           5.30          4.34            3.46          4.57
  MOD DURN (YRS)      15.971         4.631          3.893          3.194          4.111
PRINCIPAL WINDOW  Sep28 - Oct34  Jul08 - Sep14  Aug08 - Sep12  Oct08 - Nov09  Sep09 - Jul10

 CLASS B-1

       97.20398%       143            188            200            217            231

       WAL (YRS)      26.81           5.14          4.19            3.32          3.79
  MOD DURN (YRS)      15.012         4.447          3.727          3.040          3.421
PRINCIPAL WINDOW  Sep28 - Aug34  Jul08 - Feb14  Jul08 - Mar12  Aug08 - Jul09  Dec08 - Sep09


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT, SERIES 2005-3
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.3456%, 6ML = 3.6844%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown and Class A-1 Certificates pay sequentially):

                              STATIC LIBOR                  FORWARD LIBOR
                      ----------------------------  ----------------------------
                      35% LOSS  45% LOSS  55% LOSS  35% LOSS  45% LOSS  55% LOSS
                      SEVERITY  SEVERITY  SEVERITY  SEVERITY  SEVERITY  SEVERITY
                      --------  --------  --------  --------  --------  --------
CLASS M-1  CDR Break   19.650%   15.020%   12.160%   18.110%   13.820%   11.180%
           Cum Loss     14.23%    14.98%    15.50%    13.41%    14.04%    14.49%
CLASS M-2  CDR Break   14.120%   11.010%    9.020%   12.640%    9.840%    8.050%
           Cum Loss     11.11%    11.70%    12.12%    10.18%    10.67%    11.00%
CLASS M-3  CDR Break   13.160%   10.290%    8.450%   11.660%    9.110%    7.480%
           Cum Loss     10.51%    11.07%    11.46%     9.54%    10.00%    10.32%
CLASS B-1  CDR Break   11.570%    9.120%    7.530%   10.210%    8.050%    6.640%
           Cum Loss      9.48%    10.01%    10.38%     8.56%     9.00%     9.30%
CLASS B-2  CDR Break   10.760%    8.510%    7.040%    9.410%    7.430%    6.140%
           Cum Loss      8.93%     9.43%     9.79%     7.99%     8.40%     8.68%
CLASS B-3  CDR Break    9.710%    7.700%    6.380%    8.380%    6.640%    5.500%
           Cum Loss      8.20%     8.66%     8.97%     7.24%     7.61%     7.86%


                             (FORWARD CURVES LINE GRAPH)


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          OWNIT,
                          SERIES 2005-3
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 3.3456%, 6ML = 3.6844%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

        PERIOD            EXCESS SPREAD IN bps        EXCESS SPREAD IN bps
                             (STATIC LIBOR)             (FORWARD LIBOR)
        ------            --------------------        --------------------
       Avg yr1                   251*                        197*
       Avg yr2                    268                         196
       Avg yr3                    455                         405
       Avg yr4                    486                         447
       Avg yr5                    497                         454

PERIOD  EXCESS SPREAD  1 MONTH  6 MONTH  EXCESS SPREAD  PERIOD  EXCESS SPREAD  1 MONTH  6 MONTH  EXCESS SPREAD
           IN bps      FORWARD  FORWARD     IN bps                 IN bps      FORWARD  FORWARD     IN bps
           (STATIC      LIBOR    LIBOR     (FORWARD               (STATIC       LIBOR    LIBOR     (FORWARD
            LIBOR)                          LIBOR)                 LIBOR)                           LIBOR)
------  -------------  -------  -------  -------------  ------  -------------  -------  -------  -------------
   1          *        3.3456%  3.6844%        *          39         466       4.1873%  4.2345%       426
   2         240       3.4575%  3.7847%       229         40         496       4.1858%  4.2432%       457
   3         240       3.6186%  3.8763%       213         41         469       4.1888%  4.2552%       429
   4         260       3.7030%  3.9487%       225         42         498       4.1955%  4.2714%       463
   5         240       3.8332%  3.9979%       191         43         470       4.2062%  4.2928%       433
   6         260       3.9869%  4.0385%       196         44         471       4.2199%  4.3158%       433
   7         240       3.9277%  4.0572%       182         45         564       4.2366%  4.3418%       528
   8         240       3.9989%  4.0879%       175         46         473       4.2609%  4.3719%       430
   9         305       4.0631%  4.1007%       233         47         502       4.2848%  4.3971%       459
  10         239       3.9929%  4.1027%       175         48         474       4.3155%  4.4244%       438
  11         259       4.0646%  4.1153%       188         49         503       4.3469%  4.4466%       466
  12         239       4.1034%  4.1148%       163         50         475       4.3747%  4.4653%       433
  13         259       4.0938%  4.1082%       184         51         476       4.3997%  4.4800%       432
  14         239       4.0811%  4.1042%       165         52         505       4.4201%  4.4916%       461
  15         238       4.0715%  4.1029%       166         53         477       4.4383%  4.4990%       430
  16         258       4.0655%  4.1043%       186         54         507       4.4508%  4.5021%       466
  17         238       4.0626%  4.1109%       166         55         479       4.4596%  4.5024%       435
  18         258       4.0631%  4.1197%       186         56         479       4.4644%  4.4983%       435
  19         237       4.0677%  4.1322%       165         57         572       4.4658%  4.4919%       535
  20         237       4.0749%  4.1489%       164         58         481       4.4644%  4.4835%       436
  21         302       4.0847%  4.1661%       228         59         514       4.4584%  4.4739%       472
  22         236       4.1001%  4.1854%       161         60         497       4.4489%  4.4647%       452
  23         269       4.1175%  4.2055%       193         61         527       4.4364%  4.4555%       486
  24         441       4.1380%  4.2231%       386         62         499       4.4258%  4.4486%       456
  25         468       4.1609%  4.2382%       412         63         499       4.4154%  4.4421%       458
  26         441       4.1816%  4.2520%       381         64         530       4.4078%  4.4381%       491
  27         440       4.1980%  4.2611%       379         65         501       4.4019%  4.4360%       461
  28         467       4.2124%  4.2670%       405         66         532       4.3966%  4.4356%       494
  29         440       4.2235%  4.2706%       377         67         504       4.3939%  4.4361%       464
  30         467       4.2309%  4.2705%       424         68         506       4.3924%  4.4384%       466
  31         439       4.2359%  4.2679%       394         69         603       4.3917%  4.4433%       570
  32         439       4.2376%  4.2615%       394         70         509       4.3941%  4.4500%       469
  33         495       4.2356%  4.2537%       453         71         540       4.3981%  4.4582%       502
  34         438       4.2316%  4.2461%       393         72         513       4.4023%  4.4701%       474
  35         471       4.2238%  4.2380%       429         73         ***       4.4085%  4.4826%       ***
  36         461       4.2133%  4.2323%       418         74         ***       4.4185%  4.5003%       ***
  37         489       4.2002%  4.2289%       449         75         ***       4.4305%  4.5189%       ***
  38         465       4.1922%  4.2301%       424         76         ***       4.4444%  4.5387%       ***

* Due to short accrual in the 1st period Excess Spread is not being shown. Average Excess Spread for year 1 is calculated over 11 periods.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.